UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-22406

Mirae Asset Discovery Funds
(Exact name of registrant as specified in charter)

1350 Avenue of the Americas, 33rd floor New York, NY	10019
(Address of principal executive offices)	(Zip code)

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code:   (212) 205-8300

Date of fiscal year end:   April 30

Date of reporting period:   April 30, 2015

Item 1. Reports to Stockholders.

Mirae Asset Discovery Funds

Annual Report
April 30, 2015

Emerging Markets	Fund

Asia	Fund

Emerging Markets	Great Consumer Fund

Asia Global Global	Great Consumer Fund Great Consumer Fund Dynamic Bond Fund

i

Shareholder Letter

April 30, 2015

Dear Shareholder,

In the Funds' fiscal year ended April 30, 2015, global financial markets broadly closed higher but experienced increased volatility over the course of the 12 months.  Overall, emerging market equities marginally outperformed their developed market peers.  Global equities, as measured by the MSCI All Country World Index, posted a return of 8.02%.  Developed market stocks, as represented by the MSCI World Index, returned 7.41% while emerging market equities, as represented by the MSCI Emerging Markets Index, closed up 8.17%.  While these broader categories posted similar returns for the period, underlying all this was wide dispersion of results when examining individual market performances.

The 12 months ended April 30, 2015 were marked by numerous defining events in financial markets:  (1) diverging central bank policies among leading economies such as the United States, the eurozone, Japan, and China, (2) a steady strengthening of the U.S. dollar (USD), and correspondingly, a sharp decline in key currencies such as the yen and the euro, (3) a precipitous and largely unexpected fall in oil prices, and (4) election results in key economies such as India and Brazil.  These developments, in addition to geopolitical tensions in Ukraine and the Middle East and concerns about a slowdown in growth outside the United States, led to bouts of sharp advances and declines in financial markets.

From the start of the reporting period, global equities broadly moved higher, led by emerging markets, and more specifically, by Asia.  The momentum in Asia was driven in large part by the decisive election victory in India of pro-growth and pro-reform candidate Narendra Modi as the next prime minister.  China also contributed to gains as the government announced policy measures to help stimulate its economy.  On a wider note, July 2014 saw the beginning of two pivotal trends that proved to continue throughout the remainder of the calendar year – falling oil prices and the rising USD.  For the most part, market participants were caught off-guard regarding the persistence and the magnitude of these moves.  As a result, the third quarter of 2014 was a particularly volatile one.  Geopolitical turmoil also remained a feature with elevated tensions in Ukraine and unrest in the Middle East.  In addition, the markets started to digest diverging economic performance in the U.S. versus major overseas countries.  Strong macroeconomic data from the United States contrasted with evidence of slowing growth in the eurozone, China, and Japan.

In early September 2014, the European Central Bank (ECB) cut interest rates and announced a bond-buying program, precipitating the fall of the euro against the USD.  During the fourth quarter of 2014, several notable developments took place that perpetuated market volatility.  October 2014 saw the results of the much awaited Brazilian presidential election with incumbent Dilma Rousseff being re-elected, the surprise announcement by the Bank of Japan (BoJ) of an unprecedented quantitative easing (QE) program which sent the yen lower, the U.S. Federal Reserve Bank's (U.S. Fed) end to its QE program, and a particularly sharp plunge in oil prices.  Later in the quarter, China took much of the stage with its monetary easing measures, and the long-anticipated launch of the Hong Kong-Shanghai Stock Connect program which opened a new channel for foreign investors to buy domestic shares in China.

The start of 2015 proved very eventful, especially in regard to central bank easing.  In the second half of January 2015, the ECB announced a full QE plan that not only was larger than expected but also open-ended.  This triggered more declines in the euro and a rally in global equities, led by Europe, which lasted through most of the remainder of the reporting period.  As we progressed further into 2015, economic data from the eurozone showed improvement, influenced by the lower euro.  China also introduced further easing measures in February, March and April 2015.  Oil prices started to stabilize in the first quarter of 2015, and rebounded partly in April which helped Russian equities and the ruble.  From mid-March 2015 through the end of the reporting period, emerging markets resumed their outperformance versus developed markets.  Leadership again came from emerging Asia, which led the gains in emerging markets throughout most of the fiscal year.

During the reporting period, individual markets delivered vastly varying returns from one another.  Lower oil prices, that provided a tailwind to economies in Europe and Asia, had adverse effects on other markets such as Russia and the Middle East.  We believe that central bank monetary policies which greatly shaped the investment landscape during the Funds’ fiscal year likely will continue to diverge in the year ahead as the Fed determines when to start raising rates while the ECB, BoJ, and People's Bank of China continue to provide liquidity.  Amid this backdrop, we remain confident of the importance and value of an active approach to investment management.  In particular, we believe that good stock selection within emerging markets capitalizes on one of the most compelling and enduring  structural growth stories globally -- broad-scale consumption resulting from an expanding middle class.

As emerging market experts with roots in Asia, Mirae Asset Global Investments pursues excellence in investment management to help our clients achieve their long-term objectives.  As we approach the fifth anniversary in September 2015 of the Mirae Asset Emerging Markets and Asia mutual funds, we remain encouraged by the growth and income prospects of many companies operating in the emerging markets and hope that you share our enthusiasm for the future of this asset class.

Sincerely,

Peter Graham

President

Mirae Asset Discovery Funds

ii

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2015

Emerging Markets Fund

Manager Commentary

The Emerging Markets Fund (the “Fund”) Class I Shares outperformed the Fund's benchmark, the MSCI Emerging Markets Index.  The Class I Shares returned 10.10% for the period May 1, 2014 through April 30, 2015. During the same period, the Fund’s benchmark returned 8.17%.

Stock selection in Consumer Staples, Healthcare, and Materials was a leading contributor to the Fund's outperformance.  The portfolio's underweight exposure to Energy and overweight allocation to Healthcare were also key sources of positive attribution.  The leading detractor was stock selection in Financials.  With regards to country exposure, stock selection in India, South Korea, and Russia led relative performance.  The Fund's overweight allocations to China and Hong Kong also contributed.  Stock selection in China and Hong Kong, however, had a negative impact.  On a stock level, top contributors included Amorepacific, Ping An Insurance, and Lupin.

This past fiscal year was volatile for emerging markets, marked by contrasting returns. Emerging Asia led the gains in emerging markets and delivered strong, double-digit returns, whereas emerging markets ex-Asia posted negative returns.  During the reporting period, diverging central bank policies, a steady strengthening of the U.S. dollar and a rapid decline in crude oil prices all had varying effects on individual emerging market economies.  China, in particular, exhibited sharp gains in its equity markets and trading volumes in the last month of the fiscal year.  Overall, for the year ending April 30, 2015, emerging market equities marginally outperformed developed market equities.

The key factors that shaped the emerging markets during the reporting period will likely continue to do so throughout the remainder of 2015: diverging central bank monetary policies, a strong U.S. dollar, lower commodity prices, uncertainty about the timing of rate hikes by the U.S. Federal Reserve Bank, continued political challenges, and progress on structural reform. Against this backdrop, markets are expected to remain volatile and the trend of wide and diverging market and sector returns is expected to continue. Our (long-term) outlook for emerging Asia remains constructive. We expect prospects for Asian economies to be buoyed by lower oil prices which should provide fiscal relief and allow more monetary policy flexibility for central banks. China is expected to lead the way not only in monetary easing, but also on the structural reform front as it continues its anti-corruption efforts and its initiatives against the backdrop of single-digit GDP (gross domestic product) growth. India is also expected to continue to make inroads in its pro-growth policies and reform programs. Outside of Asia, the outlook remains more challenging as the backdrop for economies such as Russia, Turkey and Greece remain very uncertain.  Oil prices remain an important driver of the Russian currency and markets.  Turkey's political future has become more unclear after the recent election results.  The Greek market is expected to remain under pressure until Greece resolves its debt burden with the European Union.  In the Latin America region, Brazil's economy continues to suffer from low growth and high inflation.  We have, however, become more encouraged by the Brazilian government's measures to improve the country's fiscal balances, but we need to monitor the impact that fiscal reforms will have on the economy going forward.

Our bottom-up investment strategy remains focused on identifying companies that are leaders or potential leaders in industries that will likely benefit from broad growth across emerging markets. Our high conviction strategy draws much upon multi-year structural themes. Many of the select, quality companies that we hold continue to be tied to key investment themes in Health Care, Internet, and Tourism.

Risk Factors

Equity Securities Risk – Equity securities are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio changes.

Emerging Market Risk – Investing may be subject to additional economic, legal, political, liquidity, and currency risks not associated with more developed countries.

Foreign Securities Risk – Foreign investments may be subject to different and, in some cases, less stringent regulatory and disclosure standards than U.S. investments. Political concerns, fluctuations in foreign currencies and differences in taxation, trading, settlement, custodial and other operational practices may result in foreign investments being more volatile and less liquid than U.S. investments.

Geographic Concentration Risk – A small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic or regulatory developments in that country or region.

A more complete description of the Fund’s risk can be found in its prospectus, which should be read carefully before investing.

Past performance does not guarantee future results. The performance data quoted represent past performance and current returns may be lower or higher. Share prices and investment returns fluctuate and an investor's shares may be worth more or less than original cost upon redemption. For periods more than one year, performance is annualized. For performance data as of the most recent month-end please call (888) 335-3417.

You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.

There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2015

Emerging Markets Fund

INVESTMENT OBJECTIVE

The Emerging Markets Fund (“the Fund”) seeks to achieve long-term capital growth.

FUND PERFORMANCE (AS OF 4/30/15)

	Average Annual Total Returns
	One Year	Since Inception	Expense Ratios[a]
		(9/24/10)	Gross	Net
Class A (MALGX)	9.87%	2.02%	4.45%	1.70%
Class A (with sales charge)[b]	3.56%	0.71%	4.45%	1.70%
Class C (MCLGX)	9.07%	1.25%	6.53%	2.45%
Class C (with sales charge)[c]	8.07%	1.25%	6.53%	2.45%
Class I (MILGX)	10.10%	2.27%	3.09%	1.45%
MSCI Emerging Markets Index [d]	8.17%	2.60%

HYPOTHETICAL GROWTH OF A $10,000 INVESTMENT*

*	The chart represents historical performance of a hypothetical investment of $10,000 in the Emerging Markets Fund and reflects the reinvestment of dividends and capital gains in the Fund.
a

The gross expense ratios reflect the expense ratios as reported in the Fund's Prospectus dated August 28, 2014. However, the Fund’s investment manager has agreed to contractual waivers in effect through August 31, 2015, which will continue in effect for annual periods ending on August 31 unless terminated by the Fund's investment manager not less than 30 days prior to the then annual period, and has agreed to limit total annual fund operating expenses to the net expense ratios shown. Please see the Fund's most recent prospectus for details. Additional information pertaining to the Fund's expense ratio as of April 30, 2015 can be found in the financial highlights.

b	Reflects the 5.75% maximum sales charge.
c	Reflects the 1.00% maximum deferred sales charge.
d

MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It is not possible to invest directly in an index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call (888) 335-3417 or visit http://investments.miraeasset.us.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2015

Asia Fund

Manager Commentary

The Asia Fund (the “Fund”) Class I Shares outperformed the Fund's benchmark, the MSCI All Country Asia ex-Japan Index.  The Class I Shares returned 19.55% for the period May 1, 2014 through April 30, 2015. During the same period, the Fund’s benchmark returned 18.20%.

Stock selection in Consumer Discretionary, Consumer Staples, and Information Technology was a leading contributor to the Fund's outperformance during this period.  The portfolio's significant overweight exposure to Healthcare, the best performing sector in the MSCI All Country Asia ex-Japan Index, was also a key source of positive attribution.  The leading detractor was the Fund's overweight allocation to Consumer Discretionary.  On a country basis, stock selection in India, South Korea and Thailand led the relative performance.  In addition, an overweight exposure to China and an underweight allocation in South Korea had a positive impact.  Stock selection in China and Hong Kong detracted from Fund performance.  On a stock level, top contributors were Amorepacific, Maruti Suzuki India and Ping An Insurance.

In the past year, emerging Asia led the gains in emerging markets.  The momentum in Asia was largely driven by India and China.  The decisive election victory of Narendra Modi as the next prime minister of India was well received by the market in the first few months of the reporting period.  China exhibited particularly sharp gains in its equity markets and trading volumes, especially during the last month of the fiscal year, driven by monetary easing by the Chinese government and positive investor sentiment surrounding the country’s capital account liberalization.  The markets in the ASEAN (Association of Southeast Asian Nations) region continue to diverge.  During the reporting period, the Philippines outperformed the rest of the region as it benefitted from robust economic growth, low inflation, stable interest rates and a current account surplus.

We are encouraged by the outperformance of emerging Asia since the start of the calendar year.  The key factors that have shaped the markets so far will likely continue to do so throughout the remainder of 2015: diverging central bank monetary policies, a strong U.S. dollar, lower commodity prices, uncertainty about the timing rate hikes by the U.S. Federal Reserve Bank, continued political challenges, and progress on structural reform. Against this backdrop, markets are expected to remain volatile and the trend of wide and diverging market and sector returns is expected to continue.

Our outlook for emerging Asia is constructive.  We expect prospects for Asian economies to be supported by lower oil prices which should provide fiscal relief and allow more monetary policy flexibility for central banks.  China is expected to lead the way not only in monetary easing, but also on the structural reform front, as it continues its anti-corruption efforts and its initiatives against the backdrop of single-digit GDP (gross domestic product) growth.  India is also expected to continue to make inroads due to its pro-growth policies and reform programs.  In the ASEAN region, it appears that the Philippines will remain a vibrant economy with a strong macro backdrop.

Our bottom-up investment strategy remains focused on identifying companies with sustainable competitive advantages that are leaders or potential leaders in industries that will likely benefit from broad growth across the region. Our high conviction strategy draws much upon multi-year structural themes. Many of the select, quality companies that we hold continue to be tied to key investment themes in Health Care, Internet, and Tourism.

Risk Factors

Equity Securities Risk – Equity securities are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio changes.

Emerging Market Risk – Investing may be subject to additional economic, legal, political, liquidity, and currency risks not associated with more developed countries.

Foreign Securities Risk – Foreign investments may be subject to different and, in some cases, less stringent regulatory and disclosure standards than U.S. investments. Political concerns, fluctuations in foreign currencies and differences in taxation, trading, settlement, custodial and other operational practices may result in foreign investments being more volatile and less liquid than U.S. investments.

Geographic Concentration Risk – A small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic or regulatory developments in that country or region.

A more complete description of the Fund’s risk can be found in its prospectus, which should be read carefully before investing.

Past performance does not guarantee future results. The performance data quoted represent past performance and current returns may be lower or higher. Share prices and investment returns fluctuate and an investor's shares may be worth more or less than original cost upon redemption. For periods more than one year, performance is annualized. For performance data as of the most recent month-end please call (888) 335-3417.

You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.

There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2015

Asia Fund

INVESTMENT OBJECTIVE

The Asia Fund (“the Fund”) seeks to achieve long-term capital growth.

FUND PERFORMANCE (AS OF 4/30/15)

	Average Annual Total Returns
	One Year	Since Inception	Expense Ratios[a]
		(9/24/10)	Gross	Net
Class A (MALAX)	19.30%	7.21%	4.60%	1.70%
Class A (with sales charge)[b]	12.58%	5.83%	4.60%	1.70%
Class C (MCLAX)	18.54%	6.42%	7.22%	2.45%
Class C (with sales charge)[c]	17.54%	6.42%	7.22%	2.45%
Class I (MILAX)	19.55%	7.50%	3.46%	1.45%
MSCI All Country Asia ex-Japan Index[d]	18.20%	6.72%

HYPOTHETICAL GROWTH OF A $10,000 INVESTMENT*

*	The chart represents historical performance of a hypothetical investment of $10,000 in the Asia Fund and reflects the reinvestment of dividends and capital gains in the Fund.
a

The gross expense ratios reflect the expense ratios as reported in the Fund's Prospectus dated August 28, 2014. However, the Fund’s investment manager has agreed to contractual waivers in effect through August 31, 2015, which will continue in effect for annual periods ending on August 31 unless terminated by the Fund's investment manager not less than 30 days prior to the then annual period, and has agreed to limit total annual fund operating expenses to the net expense ratios shown. Please see the Fund's most recent prospectus for details. Additional information pertaining to the Fund's expense ratio as of April 30, 2015 can be found in the financial highlights.

b	Reflects the 5.75% maximum sales charge.
c	Reflects the 1.00% maximum deferred sales charge.
d

MSCI All Country Asia ex-Japan Index is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance in the Asia region excluding Japan. It is not possible to invest directly in an index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call (888) 335-3417 or visit http://investments.miraeasset.us.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2015

Emerging Markets Great Consumer Fund

Manager Commentary

The Emerging Markets Great Consumer Fund (the “Fund”) Class I Shares outperformed the Fund's benchmark, the MSCI Emerging Markets Index.  The Class I Shares returned 11.86% for the period May 1, 2014 through April 30, 2015. During the same period, the Fund’s benchmark returned 8.17%.

Stock selection in Consumer Staples and Consumer Discretionary was a leading contributor to the Fund's outperformance during this period.  The portfolio's significant overweight exposure to Healthcare, the best performing sector in the MSCI Emerging Markets Index, was also a key source of positive attribution, as were underweight allocations to Energy and Materials.  The leading detractor was stock selection in Financials.  With regard to country exposure, stock selection in South Korea and India contributed the most to performance.  The Fund's overweight allocation to China also had a positive effect.  However, stock selection in China had a negative impact.  On a stock level, top contributors were Amorepacific, Vipshop Holdings, and Universal Robina.

This past fiscal year was volatile for emerging markets, marked by contrasting returns. Emerging Asia led the gains in emerging markets and delivered strong, double-digit returns whereas emerging markets ex-Asia posted negative returns.  During the reporting period, diverging central bank policies, a steady strengthening of the U.S. dollar and a rapid decline in crude oil prices all had varying effects on individual emerging market economies.  China, in particular, exhibited sharp gains in its equity markets and trading volumes in the last month of the fiscal year.  Overall, for the year ending April 30, 2015, emerging market equities marginally outperformed developed market equities.

The key factors that shaped the emerging markets during the reporting period will likely continue to do so throughout the remainder of 2015: diverging central bank monetary policies, a strong U.S. dollar, lower commodity prices, uncertainty about the timing of rate hikes by the U.S. Federal Reserve Bank, continued political challenges, and progress on structural reform.  Against this backdrop, markets are expected to remain volatile, and the trend of wide and diverging market and sector returns is expected to continue. Our (long-term) outlook for emerging Asia remains constructive.  We expect prospects for Asian economies to be buoyed by lower oil prices, which should provide fiscal relief and allow more monetary policy flexibility for central banks. China is expected to lead the way not only in monetary easing, but also on the structural reform front as it continues its anti-corruption efforts and initiatives against the backdrop of single-digit growth. India is also expected to continue to make inroads in its pro-growth policies and reform programs.  Outside of Asia, the outlook remains more challenging as the backdrop for economies such as Russia, Turkey and Greece remain very uncertain.  Oil prices remain an important driver of the Russian currency and markets.  Turkey's political future has become more unclear after the recent election results.  The Greek market is expected to remain under pressure until Greece resolves its debt burden with the European Union.  In the Latin America region, Brazil's economy continues to suffer from low growth and high inflation.  We have, however, become more encouraged by the Brazilian government's measures to improve the country's fiscal balances, but we need to monitor the impact that fiscal reforms will have on the economy going forward.

Consumption in the emerging markets continues to be a core theme for the Fund. We believe that a selective and active strategy is essential. First, domestic situations vary from country to country, and the major beneficiaries will also vary according to their own local circumstances. Second, the current consumption trends in the emerging markets are different from the ones in the developed markets at the same stage of economic development. The Internet and mass media are creating new and earlier demand for various goods and services within the emerging markets.

We continue to believe in a bottom-up investment approach and remain positive on quality growth companies in underpenetrated sectors. We look to identify the long-term winners in their respective consumer-related segment that have sustainable long-term earnings growth potential. This focus will continue to be combined with a high-conviction, concentrated portfolio approach.

Risk Factors

Equity Securities Risk – Equity securities are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio changes.

Emerging Market Risk – Investing may be subject to additional economic, legal, political, liquidity, and currency risks not associated with more developed countries.

Foreign Securities Risk – Foreign investments may be subject to different and, in some cases, less stringent regulatory and disclosure standards than U.S. investments. Political concerns, fluctuations in foreign currencies and differences in taxation, trading, settlement, custodial and other operational practices may result in foreign investments being more volatile and less liquid than U.S. investments.

Geographic Concentration Risk – A small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic or regulatory developments in that country or region.

A more complete description of the Fund’s risk can be found in its prospectus, which should be read carefully before investing.

Past performance does not guarantee future results. The performance data quoted represent past performance and current returns may be lower or higher. Share prices and investment returns fluctuate and an investor's shares may be worth more or less than original cost upon redemption. For periods more than one year, performance is annualized. For performance data as of the most recent month-end please call (888) 335-3417.

You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.

There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2015

Emerging Markets Great Consumer Fund

INVESTMENT OBJECTIVE

The Emerging Markets Great Consumer Fund (the “Fund”) seeks to achieve long-term capital growth.

FUND PERFORMANCE (AS OF 4/30/15)

	Average Annual Total Returns
	One Year	Since Inception	Expense Ratios[a]
		(9/24/10)	Gross	Net
Class A (MECGX)	11.53%	7.02%	2.53%	1.70%
Class A (with sales charge)[b]	5.09%	5.65%	2.53%	1.70%
Class C (MCCGX)	10.71%	6.20%	3.43%	2.45%
Class C (with sales charge)[c]	9.71%	6.20%	3.43%	2.45%
Class I (MICGX)	11.86%	7.28%	2.30%	1.45%
MSCI Emerging Markets Index[d]	8.17%	2.60%

HYPOTHETICAL GROWTH OF A $10,000 INVESTMENT*

*

The chart represents historical performance of a hypothetical investment of $10,000 in the Emerging Markets Great Consumer Fund and reflects the reinvestment of dividends and capital gains in the Fund.

a

The gross expense ratios reflect the expense ratios as reported in the Fund's Prospectus dated August 28, 2014. However, the Fund’s investment manager has agreed to contractual waivers in effect through August 31, 2015, which will continue in effect for annual periods ending on August 31 unless terminated by the Fund's investment manager not less than 30 days prior to the then annual period, and has agreed to limit total annual fund operating expenses to the net expense ratios shown. Please see the Fund's most recent prospectus for details. Additional information pertaining to the Fund's expense ratio as of April 30, 2015 can be found in the financial highlights.

b	Reflects the 5.75% maximum sales charge.
c	Reflects the 1.00% maximum deferred sales charge.
d

MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It is not possible to invest directly in an index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call (888) 335-3417 or visit http://investments.miraeasset.us.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2015

Asia Great Consumer Fund

Manager Commentary

The Asia Great Consumer Fund (the “Fund”) Class I Shares outperformed the Fund's benchmark, the MSCI All Country Asia ex-Japan Index.  The Class I Shares returned 28.81% for the period May 1, 2014 through April 30, 2015.  During the same period, the Fund’s benchmark returned 18.20%.

Stock selection in Consumer Discretionary and Consumer Staples led the Fund's outperformance during the period.  The portfolio's significant overweight exposure to Healthcare, the best performing sector in the MSCI All Country Asia ex-Japan Index, was also a key source of positive attribution.  The leading detractors were the Fund's allocation to Consumer Discretionary and Financials.  With regard to country exposure, stock selection in South Korea was the leading contributor.  An overweight exposure to China also had a positive impact.  Stock selection in China, however, detracted.  On a stock level, top contributors were Amorepacific, Vipshop Holdings, and Minor International.

In the past year, emerging Asia led the gains in emerging markets.  The momentum in Asia was largely driven by India and China.  The decisive election victory of Narendra Modi as the next prime minister of India was well received by the market in the first few months of the reporting period.  China exhibited particularly sharp gains in its equity markets and trading volumes, especially during the last month of the fiscal year, driven by monetary easing by the Chinese government and buoyant investor sentiment surrounding the country’s capital account liberalization.  The markets in the ASEAN (Association of Southeast Asian Nations) region continue to diverge.  During the reporting period, the Philippines outperformed the rest of the region as it benefitted from robust economic growth, low inflation, stable interest rates and a current account surplus.

We are encouraged by the outperformance of emerging Asia since the start of the calendar year.  The key factors that have shaped the markets so far will likely continue to do so throughout the remainder of 2015: diverging central bank monetary policies, a strong U.S. dollar, lower commodity prices, uncertainty about the timing of rate hikes by the U.S. Federal Reserve Bank, continued political challenges, and progress on structural reform. Against this backdrop, markets are expected to remain volatile and the trend of wide and diverging market and sector returns is expected to continue.

Our outlook for emerging Asia remains constructive. We expect prospects for Asian economies to be supported by lower oil prices which should provide fiscal relief and allow more monetary policy flexibility for central banks.  China is expected to lead the way, not only in monetary easing, but also on the structural reform front, as it continues its anti-corruption efforts and its initiatives against the backdrop of single-digit GDP (gross domestic product) growth.  India is also expected to continue to make inroads in its pro-growth policies and reform programs.  In the ASEAN region, it appears that the Philippines will remain a vibrant economy with a strong macro economic foundation.

Consumption in the emerging markets, Asia in particular, continues to be a core theme. We believe that a selective and active strategy is essential. First, domestic situations vary from country to country, and the major beneficiaries will also vary according to their own local circumstances. Second, the current consumption trends in the emerging markets are different from the consumption trends that existed in developed markets when they were at the same stage of economic development.  The Internet and mass media are creating new and much earlier demand for various goods and services within the emerging markets. Therefore, we closely monitor trends arising among Asian consumers and seek to identify those companies that we expect to have a sustainable competitive advantage.

Our bottom-up investment strategy remains focused on identifying companies with a dominant competitive position in underpenetrated sectors benefitting from long-term secular trends. Our high conviction holdings continue to be in select, quality names tied to key investment themes in Healthcare, Internet/E-commerce, and Tourism.

Risk Factors

Equity Securities Risk – Equity securities are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio changes.

Emerging Market Risk – Investing may be subject to additional economic, legal, political, liquidity, and currency risks not associated with more developed countries.

Foreign Securities Risk – Foreign investments may be subject to different and, in some cases, less stringent regulatory and disclosure standards than U.S. investments. Political concerns, fluctuations in foreign currencies and differences in taxation, trading, settlement, custodial and other operational practices may result in foreign investments being more volatile and less liquid than U.S. investments.

Geographic Concentration Risk – A small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic or regulatory developments in that country or region.

A more complete description of the Fund’s risk can be found in its prospectus, which should be read carefully before investing.

Past performance does not guarantee future results. The performance data quoted represent past performance and current returns may be lower or higher. Share prices and investment returns fluctuate and an investor's shares may be worth more or less than original cost upon redemption. For periods more than one year, performance is annualized. For performance data as of the most recent month-end please call (888) 335-3417.

You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.

There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2015

Asia Great Consumer Fund

INVESTMENT OBJECTIVE

The Asia Great Consumer Fund (the “Fund”) seeks to achieve long-term capital growth.

FUND PERFORMANCE (AS OF 4/30/15)

	Average Annual Total Returns
	One Year	Since Inception	Expense Ratios[a]
		(9/24/10)	Gross	Net
Class A (MGCEX)	28.48%	8.44%	3.85%	1.70%
Class A (with sales charge)[b]	21.08%	7.05%	3.85%	1.70%
Class C (MGCCX)	27.55%	7.60%	5.61%	2.45%
Class C (with sales charge)[c]	26.55%	7.60%	5.61%	2.45%
Class I (MGCIX)	28.81%	8.67%	2.98%	1.45%
MSCI All Country Asia ex-Japan Index[d]	18.20%	6.72%

HYPOTHETICAL GROWTH OF A $10,000 INVESTMENT*

*	The chart represents historical performance of a hypothetical investment of $10,000 in the Asia Great Consumer Fund and reflects the reinvestment of dividends and capital gains in the Fund.
a

The gross expense ratios reflect the expense ratios as reported in the Fund's Prospectus dated August 28, 2014. However, the Fund’s investment manager has agreed to contractual waivers in effect through August 31, 2015, which will continue in effect for annual periods ending on August 31 unless terminated by the Fund's investment manager not less than 30 days prior to the then annual period, and has agreed to limit total annual fund operating expenses to the net expense ratios shown. Please see the Fund's most recent prospectus for details. Additional information pertaining to the Fund's expense ratio as of April 30, 2015 can be found in the financial highlights.

b	Reflects the 5.75% maximum sales charge.
c	Reflects the 1.00% maximum deferred sales charge.
d

MSCI All Country Asia ex-Japan Index is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance in the Asia region excluding Japan. It is not possible to invest directly in an index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call (888) 335-3417 or visit http://investments.miraeasset.us.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2015

Global Great Consumer Fund

Manager Commentary

The Global Great Consumer Fund (the “Fund”) Class I Shares outperformed the Fund's benchmark, the MSCI All Country World Index.  The Class I Shares returned 8.28% for the period May 1, 2014 through April 30, 2015. During the same period, the Fund’s benchmark returned 8.02%.

Our zero exposure to the Energy and Materials sectors was a leading contributor to Fund outperformance.  The portfolio’s significant overweight in Healthcare, the best performing sector in the MSCI All Country World Index, and Consumer Discretionary were also key sources of positive attribution. The major detractor was stock selection in Consumer Discretionary.  With regard to country exposure, stock selection in the United States was the main driver of relative performance.  Stock selection in Italy and Germany had a negative impact.  On a stock level, top contributors were Tencent Holdings, Avago Technologies and Rakuten.

The one-year reporting period was marked by numerous defining events in global financial markets: 1) diverging central bank policies among leading economies such as the United States, the Eurozone, Japan, and China, (2) a steady strengthening of the U.S. dollar, and correspondingly, a sharp decline in key currencies such as the yen and the euro, (3) a precipitous and largely unexpected fall in oil prices, and (4) key election results in emerging economies such as India and Brazil.  These developments, in addition to geopolitical tensions in Ukraine and the Middle East and concerns about a slowdown in growth outside the United States, led to sharp advances and declines in equity markets.  Individual markets delivered vastly varying returns from one another.  The start of 2015 proved to be very eventful, especially in regard to easing by certain central banks.  In the second half of January, the European Central Bank (ECB) announced a full quantitative easing plan that not only was larger than expected but also open-ended.  This triggered more declines in the euro and a rally in global equities, led by Europe, which lasted through most of the remainder of the reporting period.  Oil prices started to stabilize in the first quarter of 2015 and made important gains from mid-March through April, contributing to gains in the energy sector during that time.

We are encouraged by developments in the markets and signs that global growth is gaining at a healthy pace.  In the United States, we expect continued acceleration in growth fueled by consumer demand, labor income gains, and reduced energy prices.  Outside of the United States, economic recovery seems to be gathering pace in Europe and Japan amid a backdrop of lower oil prices and a strong U.S. dollar.  In Europe, prospects for a consumer recovery are promising as ECB activity should help to relieve deflationary pressures and provide economic stimulus to the Eurozone.  In Japan, corporate governance reforms should lend support to local equity market valuations.  In emerging markets, Asia is poised to benefit from lower oil prices, monetary easing in select countries (e.g., China), and progress on structural reforms.  Central bank activity globally is expected to remain in focus throughout 2015 and beyond.  Uncertainty regarding the timing of tightening by the U.S. Federal Reserve Bank, the direction of oil prices, and the trajectory of the U.S. dollar will continue to dominate investor sentiment and drive market volatility.  In addition, as we write this commentary, concerns have re-emerged regarding the fate of Greece and the status of the Eurozone.

The Fund's bottom-up investment strategy remains focused on identifying companies with a dominant competitive position, strong management team, transparent growth, strong balance sheet, and sustainable cash flows. We continue to believe that many companies in the Consumer, Healthcare, and Information Technology sectors exhibit these qualities and are poised to continue to benefit from long-lasting trends of innovation and growth in the Great Consumer strategy.

Risk Factors

Equity Securities Risk – Equity securities are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio changes.

Emerging Market Risk – Investing may be subject to additional economic, legal, political, liquidity, and currency risks not associated with more developed countries.

Foreign Securities Risk – Foreign investments may be subject to different and, in some cases, less stringent regulatory and disclosure standards than U.S. investments. Political concerns, fluctuations in foreign currencies and differences in taxation, trading, settlement, custodial and other operational practices may result in foreign investments being more volatile and less liquid than U.S. investments.

Geographic Concentration Risk – A small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic or regulatory developments in that country or region.

A more complete description of the Fund’s risk can be found in its prospectus, which should be read carefully before investing.

Past performance does not guarantee future results. The performance data quoted represent past performance and current returns may be lower or higher. Share prices and investment returns fluctuate and an investor's shares may be worth more or less than original cost upon redemption. For periods more than one year, performance is annualized. For performance data as of the most recent month-end please call (888) 335-3417.

You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.

There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2015

Global Great Consumer Fund

INVESTMENT OBJECTIVE

The Global Great Consumer Fund (the “Fund”) seeks to achieve long-term capital growth.

FUND PERFORMANCE (AS OF 4/30/15)

	Average Annual Total Returns
	One Year	Since Inception	Expense Ratios[a]
		(1/31/12)	Gross	Net
Class A (MGUAX)	8.02%	14.39%	4.97%	1.65%
Class A (with sales charge)[b]	1.79%	12.32%	4.97%	1.65%
Class C (MGUCX)	7.18%	13.53%	6.40%	2.40%
Class C (with sales charge)[c]	6.22%	13.53%	6.40%	2.40%
Class I (MGUIX)	8.28%	14.68%	3.14%	1.40%
MSCI All Country World Index[d]	8.02%	13.38%

HYPOTHETICAL GROWTH OF A $10,000 INVESTMENT*

*	The chart represents historical performance of a hypothetical investment of $10,000 in the Global Great Consumer Fund and reflects the reinvestment of dividends and capital gains in the Fund.
a

The gross expense ratios reflect the expense ratios as reported in the Fund's Prospectus dated August 28, 2014. However, the Fund’s investment manager has agreed to contractual waivers in effect through August 31, 2015, which will continue in effect for annual periods ending on August 31 unless terminated by the Fund's investment manager not less than 30 days prior to the then annual period, and has agreed to limit total annual fund operating expenses to the net expense ratios shown. Please see the Fund's most recent prospectus for details. Additional information pertaining to the Fund's expense ratio as of April 30, 2015 can be found in the financial highlights.

b	Reflects the 5.75% maximum sales charge.
c	Reflects the 1.00% maximum deferred sales charge.
d

The MSCI All Country World Index is an unmanaged free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. It is not possible to invest directly in an index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call (888) 335-3417 or visit http://investments.miraeasset.us.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2015

Global Dynamic Bond Fund

Manager Commentary

The Global Dynamic Bond Fund (the “Fund”) Class I Shares returned 4.20% for the period May 1, 2014 through April 30, 2015. During the same period, the Fund’s composite index, 50% Barclays Global Treasury Majors Index (USD Hedged) and 50% Barclays U.S. Emerging Markets Bond Index, returned 5.86%.

In the past fiscal year, the bond market was affected by diverging central bank policies, a strengthening U.S. dollar, rapidly declining oil prices and geopolitical tensions in the Ukraine and the Middle East.  Throughout the reporting period, the market encountered mixed messages, and factors triggering upside pressure on yields co-existed with those triggering downside pressure.  As such, we maintained the portfolio’s duration between 3 and 5 years to allow flexibility in managing the portfolio and a high exposure to U.S. dollar-denominated assets.  In the beginning of the fiscal year, the Fund reduced exposure to emerging market sovereign bonds and emerging market local currency denominated bonds as spreads had tightened and we believed it prudent to reduce risk.  As 2014 came to an end, we actively avoided investing in oil producing countries and focused on Asia for emerging market denominated bonds as they were less impacted by both geopolitical risk and energy price risks. The Fund maintained a conservative stance on emerging market local currency denominated bonds, especially on Eastern European currencies and currencies of other oil exporting countries. Because our view on high yield bonds changed during the reporting period, we reduced our exposure in 2014 and increased it in 2015.  We expect to further increase our exposure to the high yield bond market using exchange-traded funds to access this sector. We intend to maintain the portfolio duration at its current level as we believe that the U.S. treasury yield curve has substantially priced a slow U.S. Federal Reserve tightening cycle.  Outside of the United States, we expect to increase our emerging market sovereign bonds exposure, since the spread is currently at attractive levels.

Uncertainty over when the U.S. Federal Reserve Bank will increase interest rates remains the leading risk.  Generally, we believe that the U.S. Federal Reserve Bank’s rate hikes will be marginal and well-communicated. We expect the U.S. dollar to continue strengthening. Although U.S. corporate profits could deteriorate in the wake of a rising U.S. dollar, we believe that a strong U.S. dollar environment will better enable the U.S. Federal Reserve Bank to implement its monetary policy. In Europe, recent economic data has improved. The weakness in the Euro has helped the Eurozone’s external balance, but questions remain as to whether or not this is enough for the European economy to recover. While we are cautious on China in light of the effect of China’s diminishing foreign reserves on its ability to continue to act as a lender of last resort for some countries, we believe that China will be able to manage this situation, at least for the time being. Among the emerging markets, Russia and Brazil exhibit the most volatility. In Russia, the disagreement between the United States and Europe over imposing further sanctions on Russia, stabilization of Eastern Ukraine and stronger ties between China and Russia are all positives for Russian asset prices. However, Russian banks have been buying its bonds using Russia Central Bank reserves, which we believe poses risks to the Russia economy. Brazil’s budgetary imbalance issues continue to negatively impact asset prices.  However, we believe that pockets of investment opportunity can be found amongst emerging market fixed income assets.

The rating for each debt security held by the Fund is generally determined based on the ratings given by the nationally recognized statistical rating organizations Moody’s Investors Service (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) and Fitch Ratings Inc. (“Fitch”). If all three organizations have rated the security, the median rating is used. If only two organizations have rated the security, the lower rating is used. If a single organization has rated the security, that rating is used. Securities that have not been rated by any of the organizations, if any, are shown as “Not Rated.” The ratings represent the opinions of the rating organizations (S&P, Moody’s and Fitch) as to the quality of the securities they rate. The ratings range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Ratings are relative and subjective and are not absolute standards of quality. The ratings provided relate to the underlying securities within the Fund and not the Fund itself.

Risk Factors

Fixed Income Securities Risk – (Bonds) tend to experience smaller fluctuations in value than equity securities. However, investors in any bond fund should anticipate fluctuations in price, especially for longer term issues and in environments of rising interest rates.

Asset Allocation Risk – The Fund's ability to achieve its investment objective will depend, in part on the investment manager's ability to select the best asset allocation of assets across the various developed and emerging markets. There is a risk that the investment manager's evaluations and assumptions may be incorrect in view of actual market condition.

Credit Risk – The issuer of a fixed income security, or the counterparty to a contract, such as swaps or other derivatives, may become unable or willing to meet its financial obligations. Various market participants, such as rating agencies of pricing services, also may affect the security by downgrading the credit of the issuer of the security, which may decrease the value.

Derivatives Risk – The Fund may utilize derivatives for hedging purposes, to enhance returns or to obtain exposure to various market sectors. The risks of derivatives include liquidity, interest rate, market, credit and management risks. The instrument may be also mispriced or improperly valued, and the Fund could lose more than the principal amount invested. Unpredictable or rapid changes in the currency markets could also negatively affect the value of currency derivatives, such as currency forward/futures contracts.

Emerging Markets Risk – Investing may be subject to additional economic, legal, political, liquidity, and currency risks not associated with more developed countries.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2015

Global Dynamic Bond Fund

Manager Commentary (continued)

Exchange-Traded Fund (ETF) Risk – The Fund may invest in bond ETFs, which generally are passive investment vehicles. When the Fund purchases shares of an ETF, shareholders will bear both their proportionate share of the Fund's expenses and, indirectly, a portion of the ETF's expenses.

Foreign Securities Risk – Foreign investments may be subject to different and, in some cases, less stringent regulatory and disclosure standards than U.S. investments. Political concerns, fluctuations in foreign currencies and differences in taxation, trading, settlement, custodial and other operational practices may result in foreign investments being more volatile and less liquid than U.S. investments.

Non-Diversification Risk – Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.

A more complete description of the Fund’s risk can be found in its prospectus, which should be read carefully before investing.

Past performance does not guarantee future results. The performance data quoted represent past performance and current returns may be lower or higher. Share prices and investment returns fluctuate and an investor's shares may be worth more or less than original cost upon redemption. For periods more than one year, performance is annualized. For performance data as of the most recent month-end please call (888) 335-3417.

You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.

There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2015

Global Dynamic Bond Fund

INVESTMENT OBJECTIVE

The Global Dynamic Bond Fund (“the Fund”) seeks to achieve total return as its primary investment objective. The Fund seeks capital preservation as a secondary investment objective.

FUND PERFORMANCE (AS OF 4/30/15)

	Average Annual Total Returns
	One Year	Since Inception	Expense Ratios[a]
		(2/29/12)	Gross	Net
Class A (MAGDX)	3.87%	3.41%	5.83%	1.18%
Class A (with sales charge)[b]	-0.81%	1.93%	5.83%	1.18%
Class C (MCGDX)	3.11%	2.63%	6.44%	1.93%
Class C (with sales charge)[c]	2.11%	2.63%	6.44%	1.93%
Class I (MDBIX)	4.20%	3.67%	2.45%	0.93%
Barclays U.S. Emerging Markets Bond Index[d]	4.98%	5.19%
Barclays Global Treasury Majors Index (USD Hedged)[e]	6.66%	4.01%
Blended Benchmark Index[f]	5.86%	4.64%

HYPOTHETICAL GROWTH OF A $10,000 INVESTMENT*

*	The chart represents historical performance of a hypothetical investment of $10,000 in the Global Dynamic Bond Fund and reflects the reinvestment of dividends and capital gains in the Fund.
a

The gross expense ratios reflect the expense ratios as reported in the Fund's Prospectus dated August 28, 2014. However, the Fund’s investment manager has agreed to contractual waivers in effect through August 31, 2015, which will continue in effect for annual periods ending on August 31 unless terminated by the Fund's investment manager not less than 30 days prior to the then annual period, and has agreed to limit total annual fund operating expenses. Please see the Fund's most recent prospectus for details. Additional information pertaining to the Fund's expense ratio as of April 30, 2015 can be found in the financial highlights.

b	Reflects the 4.50% maximum sales charge.
c	Reflects the 1.00% maximum deferred sales charge.
d

Barclays U.S. Emerging Markets Bond Index includes fixed-and floating-rate USD-denominated debt from emerging markets in the following regions: Americas, Europe, Middle East, Africa, and Asia. For the index, an emerging market is defined as any country that has a long term foreign currency debt sovereign rating of Baa1/BBB+/BBB+ or below, using the middle rating of Moody’s Investors Service, Inc., Standard and Poor’s Ratings Services and Fitch Ratings. It is not possible to invest directly in an index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

e

Barclays Global Treasury Majors Index (USD Hedged) tracks fixed-rate local currency government debt of major developed market countries. It is not possible to invest directly in an index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

f	The benchmark is an equally-weighted blended composite of (1) Barclays U.S. Emerging Markets Bond Index and (2) Barclays Global Treasury Majors Index (USD Hedged).

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call (888) 335-3417 or visit http://investments.miraeasset.us.

Mirae Asset Discovery Funds
Expense Examples (unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including wire redemption fees and sales charges, as applicable; (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and (3) other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at November 1, 2014 and held for the entire period from November 1, 2014 through April 30, 2015.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund and share class in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your expenses would have been higher.

		Beginning Account Value	Actual Ending Account Value	Hypothetical Ending Account Value	Actual Expenses Paid During Period	Hypothetical Expenses Paid During Period	Annualized Expense Ratio During Period
Fund		11/1/14	4/30/15	4/30/15	11/1/14 - 4/30/15(1)	11/1/14 - 4/30/15(1)	11/1/14 - 4/30/15

Emerging Markets Fund	Class A	$1,000.00	$1,031.60	$1,016.36	$8.56	$8.50	1.70%
	Class C	1,000.00	1,028.50	1,012.65	12.32	12.23	2.45%
	Class I	1,000.00	1,033.20	1,017.60	7.31	7.25	1.45%

Asia Fund	Class A	1,000.00	1,056.50	1,016.36	8.67	8.50	1.70%
	Class C	1,000.00	1,053.20	1,012.65	12.47	12.23	2.45%
	Class I	1,000.00	1,057.60	1,017.60	7.40	7.25	1.45%

Emerging Markets Great Consumer Fund	Class A	1,000.00	1,022.20	1,016.36	8.52	8.50	1.70%
	Class C	1,000.00	1,018.10	1,012.65	12.26	12.23	2.45%
	Class I	1,000.00	1,023.60	1,017.60	7.28	7.25	1.45%

Asia Great Consumer Fund	Class A	1,000.00	1,096.50	1,016.36	8.84	8.50	1.70%
	Class C	1,000.00	1,091.70	1,012.65	12.71	12.23	2.45%
	Class I	1,000.00	1,097.20	1,017.60	7.54	7.25	1.45%

Global Great Consumer Fund	Class A	1,000.00	1,065.00	1,016.61	8.45	8.25	1.65%
	Class C	1,000.00	1,061.00	1,012.89	12.26	11.98	2.40%
	Class I	1,000.00	1,066.20	1,017.85	7.17	7.00	1.40%

Global Dynamic Bond Fund	Class A	1,000.00	1,015.00	1,019.09	5.75	5.76	1.15%
	Class C	1,000.00	1,011.20	1,015.37	9.47	9.49	1.90%
	Class I	1,000.00	1,016.00	1,020.33	4.50	4.51	0.90%

(1)

Expenses are equal to the average account value over the period multiplied by the Fund's annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
Emerging Markets Fund	April 30, 2015

		Shares	Value ($)
Common Stocks (96.9%)
AIA Group Ltd. (Insurance)		56,000	374,283
Alibaba Group Holding Ltd. ADR* (Internet Software & Services)		3,458	281,102
Alsea SAB de CV* (Hotels, Restaurants & Leisure)		38,221	114,868
Amorepacific Corp. (Personal Products)		75	271,786
Aspen Pharmacare Holdings Ltd. (Pharmaceuticals)		3,174	96,423
Baidu, Inc. ADR* (Internet Software & Services)		1,058	211,896
Banco do Brasil SA (Banks)		11,000	95,654
BB Seguridade Participacoes SA (Insurance)		10,156	117,145
BR Malls Participacoes SA (Real Estate Management & Development)		21,012	114,555
BRF - Brazil Foods SA (Food Products)		4,715	101,116
China Everbright International Ltd. (Commercial Services & Supplies)		113,000	211,703
China Mobile Ltd. (Wireless Telecommunication Services)		15,500	221,391
Chongqing Changan Automobile Co. Ltd., Class B (Automobiles)		57,200	187,461
Cognizant Technology Solutions Corp., A Shares* (IT Services)		3,624	212,149
Copa Holdings SA, Class A (Airlines)		543	60,213
Corporacion Inmobiliaria Vesta SAB de CV (Real Estate Management & Development)		61,002	114,533
CSPC Pharmaceutical Group Ltd. (Pharmaceuticals)		290,000	301,588
Emaar Properties PJSC (Real Estate Management & Development)		55,300	122,344
Emperador, Inc. (Beverages)		859,400	223,537
Fibra Uno Administracion SA (Real Estate Investment Trusts)		30,149	75,199
Galaxy Entertainment Group Ltd. (Hotels, Restaurants & Leisure)		52,000	250,671
Glenmark Pharmaceuticals Ltd. (Pharmaceuticals)		15,534	217,388
Grupo Aeroportuario del Sureste SAB de CV, Class B (Transportation Infrastructure)		8,454	119,629
HFDC Bank Ltd. (Banks)		19,011	296,456
Hotel Shilla Co. Ltd. (Specialty Retail)		1,462	145,954
ICICI Bank Ltd. (Banks)		49,375	256,800
Industrial & Commerical Bank of China Ltd., H Shares (Banks)		272,000	236,543
KAZ Minerals PLC* (Metals & Mining)		36,200	144,479
Korea Electric Power Corp. (Electric Utilities)		5,269	228,816
Larsen & Toubro Ltd. (Construction & Engineering)		9,482	243,205
Luye Pharma Group Ltd.* (Pharmaceuticals)		260,000	334,129
Malaysia Airports Holdings Bhd (Transportation Infrastructure)		112,449	203,313
Maruti Suzuki India Ltd. (Automobiles)		6,638	388,590
Mining & Metallurgical Co. Norilsk Nickel ADR (Metals & Mining)		5,042	93,327
Minor International Public Co. Ltd. (Hotels, Restaurants & Leisure)		219,270	218,772
Mr. Price Group Ltd. (Specialty Retail)		4,953	105,984
Naspers Ltd. (Media)		784	123,127
Naver Corp. (Internet Software & Services)		229	138,381
Petroleo Brasileiro SA* (Oil, Gas & Consumable Fuels)		18,830	81,590
Ping An Insurance (Group) Co. of China Ltd., H Shares (Insurance)		22,000	316,220
PT Bank Mandiri Tbk (Banks)		226,901	187,919
PT Matahari Department Store Tbk (Multiline Retail)		136,200	183,912
PT Media Nusantara Citra Tbk (Media)		831,700	141,219
Reliance Industries Ltd. (Oil, Gas & Consumable Fuels)		19,025	257,996
Rosneft OJSC GDR (Oil, Gas & Consumable Fuels)		25,420	125,575
Samsonite International SA (Textiles, Apparel & Luxury Goods)		58,500	213,988
Sanlam Ltd. (Insurance)		18,757	121,268
Sberbank of Russia ADR (Banks)		12,000	72,480
SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)		5,165	220,858
Sun Pharmaceuticals Industries Ltd. (Pharmaceuticals)		18,844	277,719
Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)		56,000	270,365
Tata Motors Ltd. (Automobiles)		36,676	292,484
Tencent Holdings Ltd. (Internet Software & Services)		13,600	280,882
Universal Robina Corp. (Food Products)		44,620	218,289
Yandex NV, Class A* (Internet Software & Services)		5,600	107,744

TOTAL COMMON STOCKS (Cost $9,559,345)			10,625,018

Preferred Stock (0.9%)
Itau Unibanco Holding SA (Banks)		7,492	95,995

TOTAL PREFERRED STOCK (Cost $127,579)			95,995

Warrant
Minor International Public Co. Ltd.* (Hotels, Restaurants & Leisure)		10,325	1,404

TOTAL WARRANT (Cost $—)			1,404

TOTAL INVESTMENTS (Cost $9,686,924) — 97.8%			10,722,417

Other Net Assets (Liabilities) — 2.2%			240,084

NET ASSETS — 100.0%			10,962,501

*	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See accompanying notes to financial statements.

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
Emerging Markets Fund	April 30, 2015

The Emerging Markets Fund invested in the following industries as of April 30, 2015:			The Emerging Markets Fund invested in securities with exposure to the following countries as of April 30, 2015:

	Value ($)	% of Net Assets		Value ($)	% of Net Assets
Airlines	60,213	0.5%	Brazil	606,055	5.6%
Automobiles	868,535	7.9%	China	1,848,233	16.8%
Banks	1,241,847	11.4%	Hong Kong	1,573,624	14.4%
Beverages	223,537	2.0%	India	2,442,787	22.2%
Commercial Services & Supplies	211,703	1.9%	Indonesia	513,050	4.7%
Construction & Engineering	243,205	2.2%	Korea, Republic Of	220,858	2.0%
Electric Utilities	228,816	2.1%	Malaysia	203,313	1.9%
Food Products	319,405	2.9%	Mexico	424,229	3.9%
Hotels, Restaurants & Leisure	585,715	5.3%	Panama	60,213	0.5%
Insurance	928,916	8.6%	Philippines	441,826	4.0%
Internet Software & Services	1,020,005	9.3%	Russia	399,126	3.6%
IT Services	212,149	1.9%	South Africa	446,802	4.1%
Media	264,346	2.4%	South Korea	784,937	7.2%
Metals & Mining	237,806	2.2%	Taiwan	270,365	2.5%
Multiline Retail	183,912	1.7%	Thailand	220,176	2.0%
Oil, Gas & Consumable Fuels	465,161	4.1%	United Arab Emirates	122,344	1.1%
Personal Products	271,786	2.5%	United Kingdom	144,479	1.3%
Pharmaceuticals	1,227,247	11.2%	Other Net Assets	240,084	2.2%
Real Estate Investment Trusts	75,199	0.7%	Total	10,962,501	100.0%
Real Estate Management & Development	351,432	3.1%
Semiconductors & Semiconductor Equipment	491,223	4.5%
Specialty Retail	251,938	2.3%
Textiles, Apparel & Luxury Goods	213,988	2.0%
Transportation Infrastructure	322,942	3.1%
Wireless Telecommunication Services	221,391	2.0%
Other Net Assets	240,084	2.2%
Total	10,962,501	100.0%

See accompanying notes to financial statements.

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
Asia Fund	April 30, 2015

		Shares	Value ($)
Common Stocks (98.4%)
ABS-CBN Holdings Corp. (Media)		282,680	394,304
Adani Ports and Special Economic Zone (Transportation Infrastructure)		104,565	522,208
AIA Group Ltd. (Insurance)		176,800	1,181,663
Alibaba Group Holding Ltd. ADR* (Internet Software & Services)		10,014	814,038
Amorepacific Corp. (Personal Products)		231	837,100
Baidu, Inc. ADR* (Internet Software & Services)		3,857	772,480
BDO Unibank, Inc. (Banks)		199,790	489,153
China Everbright International Ltd. (Commercial Services & Supplies)		272,000	509,585
China Mobile Ltd. (Wireless Telecommunication Services)		47,000	671,316
China Resources Gas Group Ltd. (Gas Utilities)		106,000	369,276
Chongqing Changan Automobile Co. Ltd., Class B (Automobiles)		125,613	411,671
Cognizant Technology Solutions Corp., A Shares* (IT Services)		9,791	573,165
CSPC Pharmaceutical Group Ltd. (Pharmaceuticals)		748,000	777,890
DBS Group Holdings Ltd. (Banks)		45,225	719,012
Emperador, Inc. (Beverages)		1,727,500	449,337
Galaxy Entertainment Group Ltd. (Hotels, Restaurants & Leisure)		92,000	443,495
Glenmark Pharmaceuticals Ltd. (Pharmaceuticals)		32,894	460,330
Godrej Consumer Products Ltd. (Personal Products)		27,481	455,096
HFDC Bank Ltd. (Banks)		36,818	574,137
Hotel Shilla Co. Ltd. (Specialty Retail)		3,301	329,546
ICICI Bank Ltd. (Banks)		145,394	756,195
Industrial & Commerical Bank of China Ltd., H Shares (Banks)		698,000	607,011
JD.com, Inc. ADR* (Internet & Catalog Retail)		18,199	610,758
Jumei International Holdings Ltd. ADR* (Internet & Catalog Retail)		19,614	411,698
Korea Electric Power Corp. (Electric Utilities)		17,678	767,700
Larsen & Toubro Ltd. (Construction & Engineering)		19,498	500,106
LT Group, Inc.* (Beverages)		1,250,900	419,391
Lupin Ltd. (Pharmaceuticals)		19,805	551,723
Luye Pharma Group Ltd.* (Pharmaceuticals)		630,500	810,263
Malaysia Airports Holdings Bhd (Transportation Infrastructure)		225,104	406,999
Maruti Suzuki India Ltd. (Automobiles)		21,878	1,280,743
Melco Crown Entertainment Ltd. ADR (Hotels, Restaurants & Leisure)		17,426	355,839
Minor International Public Co. Ltd. (Hotels, Restaurants & Leisure)		455,710	454,676
Naver Corp. (Internet Software & Services)		749	452,607
Ping An Insurance (Group) Co. of China Ltd., H Shares (Insurance)		65,500	941,473
PT Bank Mandiri Tbk (Banks)		462,379	382,942
PT Matahari Department Store Tbk (Multiline Retail)		334,600	451,813
PT Media Nusantara Citra Tbk (Media)		1,801,800	305,937
PT Semen Indonesia (Persero) Tbk (Construction Materials)		482,800	464,390
Reliance Industries Ltd. (Oil, Gas & Consumable Fuels)		56,195	762,055
Samsonite International SA (Textiles, Apparel & Luxury Goods)		171,900	628,797
Sihuan Pharmaceutical Holdings Group Ltd. (Pharmaceuticals)		868,000	493,901
SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)		15,665	669,842
Sun Pharmaceuticals Industries Ltd. (Pharmaceuticals)		56,513	832,877
Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)		133,000	642,117
Tata Motors Ltd. (Automobiles)		115,826	923,690
Tencent Holdings Ltd. (Internet Software & Services)		44,300	914,933
United Spirits Ltd.* (Beverages)		3,541	185,285
Universal Robina Corp. (Food Products)		153,880	752,809
Xiabu Xiabu Catering Management Co. Ltd.* (Hotels, Restaurants & Leisure)		253,000	165,178

TOTAL COMMON STOCKS (Cost $27,896,650)			29,658,550

Warrant
Minor International Public Co. Ltd.* (Hotels, Restaurants & Leisure)		8,015	1,090

TOTAL WARRANT (Cost $—)			1,090

TOTAL INVESTMENTS (Cost $27,893,208) — 98.4%			29,659,640

Other Net Assets (Liabilities) — 1.6%			488,435

NET ASSETS — 100.0%			30,148,075

*	Non-income producing security
ADR	American Depositary Receipt

See accompanying notes to financial statements.

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
Asia Fund	April 30, 2015

The Asia Fund invested in the following industries as of April 30, 2015:			The Asia Fund invested in securities with exposure to the following countries as of April 30, 2015:

	Value ($)	% of Net Assets		Value ($)	% of Net Assets
Automobiles	2,616,104	8.8%	Cayman Islands	165,178	0.5%
Banks	3,528,450	11.7%	China	6,788,226	22.6%
Beverages	1,054,013	3.5%	Hong Kong	4,937,861	16.4%
Commercial Services & Supplies	509,585	1.7%	India	8,377,610	27.9%
Construction & Engineering	500,106	1.7%	Indonesia	1,605,082	5.3%
Construction Materials	464,390	1.5%	Korea, Republic Of	669,842	2.2%
Electric Utilities	767,700	2.5%	Malaysia	406,999	1.3%
Food Products	752,809	2.5%	Philippines	2,504,994	8.3%
Gas Utilities	369,276	1.2%	Singapore	719,012	2.4%
Hotels, Restaurants & Leisure	1,420,278	4.7%	South Korea	2,386,953	7.9%
Insurance	2,123,136	7.0%	Taiwan	642,117	2.1%
Internet & Catalog Retail	1,022,456	3.4%	Thailand	455,766	1.5%
Internet Software & Services	2,954,058	9.9%	Other Net Assets	488,435	1.6%
IT Services	573,165	1.9%	Total	30,148,075	100.0%
Media	700,241	2.3%
Multiline Retail	451,813	1.5%
Oil, Gas & Consumable Fuels	762,055	2.5%
Personal Products	1,292,196	4.3%
Pharmaceuticals	3,926,984	13.1%
Semiconductors & Semiconductor Equipment	1,311,959	4.3%
Specialty Retail	329,546	1.1%
Textiles, Apparel & Luxury Goods	628,797	2.1%
Transportation Infrastructure	929,207	3.0%
Wireless Telecommunication Services	671,316	2.2%
Other Net Assets	488,435	1.6%
Total	30,148,075	100.0%

See accompanying notes to financial statements.

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
Emerging Markets Great Consumer Fund	April 30, 2015

		Shares	Value ($)
Common Stocks (89.3%)
AIA Group Ltd. (Insurance)		977,400	6,532,562
Alibaba Group Holding Ltd. ADR* (Internet Software & Services)		78,901	6,413,862
Alsea SAB de CV* (Hotels, Restaurants & Leisure)		788,230	2,368,909
Amorepacific Corp. (Personal Products)		2,029	7,352,711
Apollo Hospitals Enterprise Ltd. (Health Care Providers & Services)		277,776	4,963,831
Asian Paints Ltd. (Chemicals)		380,116	4,558,503
Aspen Pharmacare Holdings Ltd. (Pharmaceuticals)		80,060	2,432,146
Baidu, Inc. ADR* (Internet Software & Services)		15,281	3,060,479
Banco do Brasil SA (Banks)		288,100	2,505,259
BB Seguridade Participacoes SA (Insurance)		270,847	3,124,120
BR Malls Participacoes SA (Real Estate Management & Development)		544,979	2,971,165
BRF - Brazil Foods SA (Food Products)		94,900	2,035,192
Brilliance China Automotive Holdings Ltd. (Automobiles)		1,898,000	3,575,449
China Life Insurance Co. Ltd. (Insurance)		447,000	2,168,011
Coca-Cola Icecek AS (Beverages)		100,650	1,709,094
Colgate-Palmolive (India) Ltd. (Food & Staples Retailing)		17,341	542,030
Copa Holdings SA, Class A (Airlines)		10,536	1,168,337
Credicorp Ltd. (Banks)		11,940	1,821,447
CSPC Pharmaceutical Group Ltd. (Pharmaceuticals)		5,260,000	5,470,188
Emaar Properties PJSC (Real Estate Management & Development)		1,597,700	3,534,697
Fibra Uno Administracion SA (Real Estate Investment Trusts)		494,115	1,232,445
Glenmark Pharmaceuticals Ltd. (Pharmaceuticals)		186,698	2,612,717
Gruma SAB de CV, Class B (Food Products)		137,600	1,657,913
Grupo Aeroportuario del Sureste SAB de CV, Class B (Transportation Infrastructure)		238,288	3,371,914
Hindustan Unilever Ltd. (Household Products)		198,210	2,653,879
Hotel Shilla Co. Ltd. (Specialty Retail)		52,106	5,201,849
JD.com, Inc. ADR* (Internet & Catalog Retail)		191,789	6,436,439
Lenovo Group Ltd. (Technology Hardware, Storage & Peripherals)		2,366,000	4,090,732
Lupin Ltd. (Pharmaceuticals)		91,875	2,559,431
Luye Pharma Group Ltd.* (Pharmaceuticals)		4,214,000	5,415,460
Magnit PJSC - Registered Shares GDR (Food & Staples Retailing)		29,784	1,642,588
Mediclinic International Ltd. (Health Care Providers & Services)		254,900	2,697,508
Minor International Public Co. Ltd. (Hotels, Restaurants & Leisure)		4,933,150	4,921,954
Mr. Price Group Ltd. (Specialty Retail)		105,400	2,255,341
Naspers Ltd. (Media)		28,012	4,399,256
ORION Corp. (Food Products)		4,637	5,420,938
PChome Online, Inc. (Internet Software & Services)		213,000	3,610,929
Ping An Insurance (Group) Co. of China Ltd., H Shares (Insurance)		448,500	6,446,576
PT Kalbe Farma Tbk (Pharmaceuticals)		38,468,800	5,328,047
PT Mitra Adiperkasa Tbk (Multiline Retail)		474,800	203,834
PT Unilever Indonesia Tbk (Household Products)		863,101	2,842,067
Samsonite International SA (Textiles, Apparel & Luxury Goods)		1,342,800	4,911,859
Sanlam Ltd. (Insurance)		461,510	2,983,765
Sberbank of Russia ADR (Banks)		414,300	2,502,372
Sihuan Pharmaceutical Holdings Group Ltd. (Pharmaceuticals)		5,374,000	3,057,861
Sun Pharmaceuticals Industries Ltd. (Pharmaceuticals)		294,253	4,336,643
Tata Motors Ltd. (Automobiles)		557,370	4,444,920
Tencent Holdings Ltd. (Internet Software & Services)		455,600	9,409,560
Universal Robina Corp. (Food Products)		1,565,890	7,660,621
Valid Solucoes SA (Commercial Services & Supplies)		152,675	2,374,933
Vipshop Holdings Ltd. ADR* (Internet & Catalog Retail)		134,389	3,801,865
X5 Retail Group NV - Registered Shares GDR* (Food & Staples Retailing)		97,300	1,984,920
Yandex NV, Class A* (Internet Software & Services)		191,592	3,686,230

TOTAL COMMON STOCKS (Cost $167,753,100)			194,465,358

Preferred Stock (1.1%)
Itau Unibanco Holding SA (Banks)		195,400	2,503,648

TOTAL PREFERRED STOCK (Cost $3,249,722)			2,503,648

Warrant
Minor International Public Co. Ltd.* (Hotels, Restaurants & Leisure)		216,840	29,478

TOTAL WARRANT (Cost $—)			29,478

TOTAL INVESTMENTS (Cost $171,002,822) — 90.4%			196,998,484

Other Net Assets (Liabilities) — 9.6%			20,853,726

NET ASSETS — 100.0%			217,852,210

*	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See accompanying notes to financial statements.

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
Emerging Markets Great Consumer Fund	April 30, 2015

The Emerging Markets Great Consumer Fund invested in the following industries as of April 30, 2015:			The Emerging Markets Great Consumer Fund invested in securities with exposure to the following countries as of April 30, 2015:

	Value ($)	% of Net Assets		Value ($)	% of Net Assets
Airlines	1,168,337	0.5%	Brazil	15,514,317	7.1%
Automobiles	8,020,369	3.6%	China	50,300,845	23.1%
Banks	9,332,726	4.1%	Hong Kong	20,490,058	9.4%
Beverages	1,709,094	0.8%	India	26,671,954	12.2%
Chemicals	4,558,503	2.1%	Indonesia	8,373,948	3.8%
Commercial Services & Supplies	2,374,933	1.1%	Mexico	8,631,181	4.0%
Food & Staples Retailing	4,169,538	1.9%	Netherlands	1,984,920	0.9%
Food Products	16,774,664	7.7%	Panama	1,168,337	0.5%
Health Care Providers & Services	7,661,339	3.5%	Peru	1,821,447	0.8%
Hotels, Restaurants & Leisure	7,320,341	3.4%	Philippines	7,660,621	3.5%
Household Products	5,495,946	2.5%	Russia	7,831,190	3.6%
Insurance	21,255,034	9.9%	South Africa	14,768,016	6.8%
Internet & Catalog Retail	10,238,304	4.7%	South Korea	17,975,498	8.3%
Internet Software & Services	26,181,060	12.0%	Taiwan	3,610,929	1.7%
Media	4,399,256	2.1%	Thailand	4,951,432	2.3%
Multiline Retail	203,834	0.1%	Turkey	1,709,094	0.8%
Personal Products	7,352,711	3.4%	United Arab Emirates	3,534,697	1.6%
Pharmaceuticals	31,212,493	14.3%	Other Net Assets	20,853,726	9.6%
Real Estate Investment Trusts	1,232,445	0.6%	Total	217,852,210	100.0%
Real Estate Management & Development	6,505,862	3.0%
Specialty Retail	7,457,190	3.4%
Technology Hardware, Storage & Peripherals	4,090,732	1.9%
Textiles, Apparel & Luxury Goods	4,911,859	2.3%
Transportation Infrastructure	3,371,914	1.5%
Other Net Assets	20,853,726	9.6%
Total	217,852,210	100.0%

See accompanying notes to financial statements.

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
Asia Great Consumer Fund	April 30, 2015

		Shares	Value ($)
Common Stocks (94.5%)
AIA Group Ltd. (Insurance)		797,600	5,330,849
Alibaba Group Holding Ltd. ADR* (Internet Software & Services)		63,822	5,188,090
Amorepacific Corp. (Personal Products)		1,495	5,417,596
Apollo Hospitals Enterprise Ltd. (Health Care Providers & Services)		224,458	4,011,044
Asian Paints Ltd. (Chemicals)		302,772	3,630,962
Baidu, Inc. ADR* (Internet Software & Services)		11,801	2,363,504
Brilliance China Automotive Holdings Ltd. (Automobiles)		1,500,000	2,825,697
China Life Insurance Co. Ltd. (Insurance)		360,000	1,746,049
Colgate-Palmolive (India) Ltd. (Food & Staples Retailing)		13,803	431,443
CSPC Pharmaceutical Group Ltd. (Pharmaceuticals)		4,246,000	4,415,669
Glenmark Pharmaceuticals Ltd. (Pharmaceuticals)		147,361	2,062,221
Hindustan Unilever Ltd. (Household Products)		160,366	2,147,177
Hotel Shilla Co. Ltd. (Specialty Retail)		41,916	4,184,561
JD.com, Inc. ADR* (Internet & Catalog Retail)		154,761	5,193,779
Lenovo Group Ltd. (Technology Hardware, Storage & Peripherals)		1,904,000	3,291,950
Lupin Ltd. (Pharmaceuticals)		72,783	2,027,571
Luye Pharma Group Ltd.* (Pharmaceuticals)		3,335,500	4,286,490
Minor International Public Co. Ltd. (Hotels, Restaurants & Leisure)		3,981,880	3,972,843
ORION Corp. (Food Products)		3,731	4,361,768
PChome Online, Inc. (Internet Software & Services)		168,000	2,848,057
Ping An Insurance (Group) Co. of China Ltd., H Shares (Insurance)		359,500	5,167,323
PT Kalbe Farma Tbk (Pharmaceuticals)		31,104,400	4,308,056
PT Mitra Adiperkasa Tbk (Multiline Retail)		290,200	124,584
PT Unilever Indonesia Tbk (Household Products)		684,669	2,254,516
Samsonite International SA (Textiles, Apparel & Luxury Goods)		1,043,700	3,817,774
Sihuan Pharmaceutical Holdings Group Ltd. (Pharmaceuticals)		4,202,000	2,390,981
Sun Pharmaceuticals Industries Ltd. (Pharmaceuticals)		238,529	3,515,393
Tata Motors Ltd. (Automobiles)		443,839	3,539,532
Tencent Holdings Ltd. (Internet Software & Services)		368,200	7,604,477
Universal Robina Corp. (Food Products)		1,266,670	6,196,782
Vipshop Holdings Ltd. ADR* (Internet & Catalog Retail)		112,773	3,190,348

TOTAL COMMON STOCKS (Cost $97,778,825)			111,847,086

Warrant
Minor International Public Co. Ltd.* (Hotels, Restaurants & Leisure)		65,250	8,870

TOTAL WARRANT (Cost $—)			8,870

TOTAL INVESTMENTS (Cost $97,778,825) — 94.5%			111,855,956

Other Net Assets (Liabilities) — 5.5%			6,569,323

NET ASSETS — 100.0%			118,425,279

*	Non-income producing security
ADR	American Depositary Receipt

The Asia Great Consumer Fund invested in the following industries as of April 30, 2015:			The Asia Great Consumer Fund invested in securities with exposure to the following countries as of April 30, 2015:

	Value ($)	% of Net Assets		Value ($)	% of Net Assets
Automobiles	6,365,229	5.4%	China	40,422,991	34.2%
Chemicals	3,630,962	3.1%	Hong Kong	16,389,989	13.8%
Food & Staples Retailing	431,443	0.4%	India	21,365,343	18.1%
Food Products	10,558,550	8.9%	Indonesia	6,687,156	5.6%
Health Care Providers & Services	4,011,044	3.4%	Philippines	6,196,782	5.2%
Hotels, Restaurants & Leisure	3,981,713	3.4%	South Korea	13,963,925	11.8%
Household Products	4,401,693	3.7%	Taiwan	2,848,057	2.4%
Insurance	12,244,221	10.3%	Thailand	3,981,713	3.4%
Internet & Catalog Retail	8,384,127	7.1%	Other Net Assets	6,569,323	5.5%
Internet Software & Services	18,004,128	15.3%	Total	118,425,279	100.0%
Multiline Retail	124,584	0.1%
Personal Products	5,417,596	4.6%
Pharmaceuticals	23,006,381	19.3%
Specialty Retail	4,184,561	3.5%
Technology Hardware, Storage & Peripherals	3,291,950	2.8%
Textiles, Apparel & Luxury Goods	3,817,774	3.2%
Other Net Assets	6,569,323	5.5%
Total	118,425,279	100.0%

See accompanying notes to financial statements.

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
Global Great Consumer Fund	April 30, 2015

		Shares	Value ($)
Common Stocks (91.6%)
Abbott Laboratories (Health Care Equipment & Supplies)		5,400	250,668
Abbvie, Inc. (Pharmaceuticals)		4,150	268,339
Alibaba Group Holding Ltd. ADR* (Internet Software & Services)		2,243	182,333
Alimentation Couche-Tard, Inc., Class B (Food & Staples Retailing)		5,499	210,515
Allianz SE (Insurance)		2,020	345,336
Amadeus IT Holding SA, A Shares (IT Services)		9,080	414,415
Anheuser-Busch InBev NV (Beverages)		4,439	539,175
Astellas Pharma., Inc. (Pharmaceuticals)		27,920	434,666
Avago Technologies Ltd. (Semiconductors & Semiconductor Equipment)		1,785	208,631
Bayer AG - Registered Shares* (Pharmaceuticals)		3,267	475,823
Bayerische Motoren Werke AG (Automobiles)		2,982	354,578
Biogen Idec, Inc.* (Biotechnology)		518	193,696
Celgene Corp.* (Biotechnology)		2,704	292,194
Comcast Corp., Class A (Media)		4,437	256,281
CVS Caremark Corp. (Food & Staples Retailing)		3,200	317,728
Delphi Automotive PLC (Automobiles)		4,340	360,220
Deutsche Post AG (Air Freight & Logistics)		9,545	316,688
Google, Inc., Class A* (Internet Software & Services)		516	283,165
Industria de Diseno Textil SA (Specialty Retail)		11,340	363,346
Japan Tobacco, Inc. (Tobacco)		9,250	323,709
Las Vegas Sands Corp. (Hotels, Restaurants & Leisure)		5,462	288,831
Mallinckrodt PLC* (Pharmaceuticals)		2,200	248,996
MasterCard, Inc., Class A (IT Services)		3,676	331,612
Mobileye NV* (Software)		5,395	242,020
Monster Beverage Corp.* (Beverages)		1,491	204,431
NIKE, Inc., Class B (Textiles, Apparel & Luxury Goods)		3,300	326,172
Novartis AG (Pharmaceuticals)		4,197	433,793
Pernod Ricard SA (Beverages)		2,065	256,267
Perrigo Co. PLC (Pharmaceuticals)		1,648	302,044
Pfizer, Inc. (Pharmaceuticals)		7,600	257,868
Rakuten, Inc. (Internet & Catalog Retail)		24,458	426,982
Roche Holding AG (Pharmaceuticals)		974	280,656
Starbucks Corp. (Hotels, Restaurants & Leisure)		8,400	416,471
Tencent Holdings Ltd. (Internet Software & Services)		18,700	386,214
Tesla Motors, Inc.* (Automobiles)		1,218	275,329
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Services)		1,989	249,978
Visa, Inc., Class A (IT Services)		4,912	324,438
Walt Disney Co. (The) (Media)		3,000	326,160
Wells Fargo & Co. (Banks)		7,304	402,450
Whirlpool Corp. (Household Durables)		1,226	215,286
Whitbread PLC (Hotels, Restaurants & Leisure)		3,183	256,308
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)		3,387	291,147

TOTAL COMMON STOCKS (Cost $10,929,005)			13,134,959

Rights
Groupe FNAC SA* (Specialty Retail)		6	41

TOTAL RIGHTS (Cost $—)			41

TOTAL INVESTMENTS (Cost $10,929,005) — 91.6%			13,135,000

Other Net Assets (Liabilities) — 8.4%			1,212,251

NET ASSETS — 100.0%			14,347,251

*	Non-income producing security
ADR	American Depositary Receipt

The Global Great Consumer Fund invested in the following industries as of April 30, 2015:			The Global Great Consumer Fund invested in securities with exposure to the following countries as of April 30, 2015:

	Value ($)	% of Net Assets		Value ($)	% of Net Assets
Air Freight & Logistics	316,688	2.2%	Belgium	539,175	3.8%
Automobiles	990,127	6.9%	Canada	210,515	1.5%
Banks	402,450	2.8%	China	568,547	4.0%
Beverages	999,873	7.0%	France	256,308	1.8%
Biotechnology	485,890	3.4%	Germany	1,492,425	10.3%
Food & Staples Retailing	528,243	3.7%	Japan	1,185,357	8.3%
Health Care Equipment & Supplies	250,668	1.7%	Netherlands	242,020	1.7%
Hotels, Restaurants & Leisure	1,252,757	8.7%	Singapore	208,631	1.5%
Household Durables	215,286	1.5%	Spain	777,761	5.4%
Insurance	345,336	2.4%	Switzerland	714,449	5.0%
Internet & Catalog Retail	426,982	3.0%	United Kingdom	616,528	4.3%
Internet Software & Services	851,712	6.0%	United States	6,323,284	44.0%
IT Services	1,070,465	7.5%	Other Net Assets	1,212,251	8.4%
Life Sciences Tools & Services	249,978	1.7%	Total	14,347,251	100.0%
Media	582,441	4.1%
Pharmaceuticals	2,702,185	18.7%
Semiconductors & Semiconductor Equipment	208,631	1.5%
Software	242,020	1.7%
Specialty Retail	363,387	2.5%
Textiles, Apparel & Luxury Goods	326,172	2.3%
Tobacco	323,709	2.3%
Other Net Assets	1,212,251	8.4%
Total	14,347,251	100.0%

See accompanying notes to financial statements.

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
Global Dynamic Bond Fund	April 30, 2015

		Shares or Principal Amount ($)	Value ($)
Foreign Bonds† (0.9%)
South Korea — 0.9%
Export-Import Bank of Korea, Series E, 8.00%, 5/15/18		1,500,000,000	113,669

TOTAL FOREIGN BONDS (Cost $124,223)			113,669

Yankee Dollar Bonds (77.1%)
AngloGold Holding PLC, 5.13%, 8/1/22		100,000	96,528
Baidu, Inc., 3.50%, 11/28/22		500,000	507,678
Banco de Credito e Inversiones(a), 4.00%, 2/11/23		250,000	256,403
Banco do Brazil SA, 3.88%, 1/23/17		200,000	204,540
Bharti Airtel International (Netherlands) BV - Registered Shares, 5.13%, 3/11/23		250,000	272,125
CNOOC Finance 2014 ULC, 4.25%, 4/30/24		500,000	528,664
CNPC General Capital Ltd.(a), 2.75%, 4/19/17		200,000	204,169
Croatia Government International Bond - Registered Shares, 6.63%, 7/14/20		250,000	279,610
Eskom Holdings Ltd. - Registered Shares, 5.75%, 1/26/21		200,000	200,200
Export Credit Bank of TU - Registered Shares, 5.38%, 11/4/16		250,000	260,695
Halyk Savings Bank of Kazakhstan - Registered Shares, 7.25%, 5/3/17		200,000	206,572
Hungarian Development Bank Ltd. - Registered Shares, 6.25%, 10/21/20		200,000	227,250
Indian Oil Corp. Ltd. - Registered Shares, 5.63%, 8/2/21		400,000	446,963
Kazatomprom - Registered Shares, 6.25%, 5/20/15		750,000	751,920
Magyar Export-Import Bank, 4.00%, 1/30/20		200,000	204,250
Myriad International Holdings BV - Registered Shares, 6.00%, 7/18/20		200,000	223,000
NTPC Ltd., Series E, 4.75%, 10/3/22		250,000	269,282
PT Pertamina(a), 4.88%, 5/3/22		250,000	259,413
Republic of Indonesia(a), 6.75%, 1/15/44		250,000	316,875
Republic of Sri Lanka(a), 5.13%, 4/11/19		200,000	201,000
Republic of Sri Lanka - Registered Shares, 5.88%, 7/25/22		250,000	256,750
Siam Commercial Bank Public Co. Ltd.(a), 3.50%, 4/7/19		500,000	519,383
State Bank of India(a), 3.25%, 4/18/18		300,000	307,689
Telefonica Emisiones SAU, 5.46%, 2/16/21		250,000	284,169
Tencent Holdings Ltd. - Registered Shares, 4.63%, 12/12/16		500,000	523,614
Turk EximBank(a), 5.88%, 4/24/19		250,000	265,125
Turkiye Garanti Bankasi AS(a), 4.00%, 9/13/17		250,000	253,800
Vale Overseas Ltd., 8.25%, 1/17/34		100,000	115,528
VTB Bank OJSC - Registered Shares, 6.55%, 10/13/20		100,000	98,500
Woori Bank Co. Ltd.(a), 2.88%, 10/2/18		200,000	206,238
Woori Bank Co. Ltd.(a), 4.75%, 4/30/24		500,000	532,197

TOTAL YANKEE DOLLAR BONDS (Cost $8,852,614)			9,280,130

Corporate Bonds (2.8%)
United States — 2.8%
Goldman Sachs Group, Inc., 3.50%, 1/23/25		250,000	250,588
Time Warner Cable, Inc., 4.50%, 9/15/42		100,000	85,359

TOTAL CORPORATE BONDS (Cost $338,513)			335,947

Exchange Traded Funds (8.7%)
iShares iBoxx $ High Yield Corporate Bond ETF (Corp/Pref-High Yield)		6,000	545,940
iShares JPMorgan USD Emerging Markets Bond ETF (Corp/Pref-High Yield)		2,000	226,240
SPDR Barclays Capital High Yield Bond ETF (Corp/Pref-High Yield)		7,000	276,080

TOTAL EXCHANGE TRADED FUNDS (Cost $1,031,299)			1,048,260

U.S. Treasury Obligation (4.1%)
U.S. Treasury Note, 0.25%, 7/31/15		500,000	500,293

TOTAL U.S. TREASURY OBLIGATION (Cost $500,118)			500,293

TOTAL INVESTMENTS (Cost $10,846,767) — 93.6%			11,278,299

Other Net Assets (Liabilities) — 6.4%			777,167

NET ASSETS — 100.0%			12,055,466

†	Principal amounts are disclosed in local currency and fair value amounts are disclosed in U.S. Dollars.
(a)

Security is exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The manager has deemed these securities to be liquid based on procedures approved by the Board of Trustees. At April 30, 2015, the restricted securities represent 27.6% of net assets.

ETF	Exchange Traded Fund
SPDR	Standard & Poor's Depositary Receipts

See accompanying notes to financial statements.

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
Global Dynamic Bond Fund	April 30, 2015

The Global Dynamic Bond Fund invested in the following industries as of April 30, 2015:			The Global Dynamic Bond Fund invested in securities with exposure to the following countries as of April 30, 2015:

	Value ($)	% of Net Assets		Value ($)	% of Net Assets
Banks	2,846,017	23.6%	Brazil	204,540	1.7%
Capital Markets	696,625	5.8%	Canada	528,664	4.4%
Corp/Pref-High Yield	1,048,260	8.7%	Cayman Islands	115,528	1.0%
Diversified Financial Services	364,257	3.0%	Chile	256,403	2.1%
Diversified Telecommunication Services	284,169	2.4%	China	1,235,461	10.2%
Electric Utilities	200,200	1.7%	Croatia	279,610	2.3%
Independent Power and Renewable Electricity Producers	269,282	2.2%	Hungary	431,500	3.6%
Internet Software & Services	1,031,292	8.5%	India	1,023,934	8.5%
Media	308,359	2.5%	Indonesia	576,288	4.8%
Metals & Mining	963,976	8.1%	Isle of Man	96,528	0.8%
Oil, Gas & Consumable Fuels	1,439,209	12.0%	Kazakhstan	958,492	8.0%
Sovereign	1,554,528	12.8%	Netherlands	495,125	4.1%
Wireless Telecommunication Services	272,125	2.3%	Russian Federation	98,500	0.8%
Other Net Assets	777,167	6.4%	South Africa	200,200	1.7%
Total	12,055,466	100.0%	South Korea	852,104	7.0%
			Spain	284,169	2.4%
			Sri Lanka	457,750	3.8%
			Thailand	519,383	4.3%
			Turkey	779,620	6.5%
			United States	1,884,500	15.6%
			Other Net Assets	777,167	6.4%
			Total	12,055,466	100.0%

See accompanying notes to financial statements.

Mirae Asset Discovery Funds
Statements of Assets and Liabilities	April 30, 2015

	Emerging Markets Fund		Asia Fund	Emerging Markets Great Consumer Fund
Assets:
Investments, at value (Cost $9,686,924, $27,893,208 and $171,002,822)	$10,722,417		$29,659,640	$196,998,484
Foreign currency, at value (Cost $419,342, $33,626 and $1,243,022 )	419,435		33,609	1,246,347
Cash	28,568		305,963	14,460,787
Unrealized appreciation on spot currency contracts	—		—	84
Dividends and interest receivable	6,730		25,496	164,883
Receivable for investments sold	113,865		728,912	145,686
Receivable for capital shares issued	28,581		1,000	11,042,896
Reclaims receivable	480		959	10,096
Receivable from Manager	—		6,131	—
Prepaid expenses	10,524		10,777	22,008
Total Assets	11,330,600		30,772,487	224,091,271
Liabilities:
Unrealized depreciation on spot currency contracts	—		6	488
Payable for investments purchased	291,114		571,527	5,548,551
Payable for capital shares redeemed	30,995		—	117,313
Payable to Manager	4,258		—	179,418
Accrued foreign taxes	9,306		6,657	187,366
Accrued expenses:
Administration	1,342		1,342	1,342
Distribution	716		459	22,986
Fund accounting	2,359		5,093	8,580
Transfer agent	15,374		15,620	45,247
Custodian	1,697		2,599	8,436
Compliance services	470		1,120	8,358
Legal and audit fees	7,459		13,623	82,352
Trustee	148		354	2,641
Other	2,861		6,012	25,983
Total Liabilities	368,099		624,412	6,239,061
Net Assets	$10,962,501		$30,148,075	$217,852,210
Net Assets consist of:
Capital	$10,752,258		$27,125,380	$198,408,103
Accumulated net investment income (loss)	(54,206)		—	(657,791)
Accumulated net realized gains (losses) on investments and foreign currency	(762,171)		1,264,456	(5,724,557)
Net unrealized appreciation (depreciation) on investments and foreign currency	1,026,620		1,758,239	25,826,455
Net Assets	$10,962,501		$30,148,075	$217,852,210
Net Assets:
Class A	$402,165		$553,107	$23,701,474
Class C	760,571		476,204	23,875,412
Class I	9,799,765		29,118,764	170,275,324
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value):
Class A	38,464		46,463	1,816,031
Class C	75,360		41,552	1,894,349
Class I	927,520		2,411,563	12,912,307
Net Asset Value (redemption price per share):
Class A	$10.46		$11.90	$13.05
Class C	$10.10	(a)	$11.46	$12.60
Class I	$10.57		$12.07	$13.19
Maximum Sales Charge:
Class A	5.75%		5.75%	5.75%
Maximum Offering Price Per Share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent per share):
Class A	$11.10		$12.63	$13.85

(a)   Difference in net asset value calculation and the net asset value stated is caused by rounding differences.

See accompanying notes to financial statements.

Mirae Asset Discovery Funds
Statements of Assets and Liabilities	April 30, 2015

	Asia Great Consumer Fund	Global Great Consumer Fund	Global Dynamic Bond Fund
Assets:
Investments, at value (Cost $97,778,825, $10,929,005 and $10,846,767)	$111,855,956	$13,135,000	$11,278,299
Foreign currency, at value (Cost $585,228, $21,806 and $–)	585,914	14,609	—
Cash	6,900,812	1,204,453	751,849
Segregated cash	—	—	11,402
Unrealized appreciation on spot currency contracts	85	—	—
Dividends and interest receivable	90	9,821	123,034
Receivable for capital shares issued	3,966,031	—	—
Reclaims receivable	12,837	13,143	—
Receivable from Manager	—	—	1,141
Prepaid expenses	17,887	6,335	1,124
Total Assets	123,339,612	14,383,361	12,166,849
Liabilities:
Unrealized depreciation on spot currency contracts	863	—	—
Payable for investments purchased	4,637,304	—	86,480
Payable for capital shares redeemed	81,809	—	—
Payable to Manager	10,605	3,236	—
Accrued foreign taxes	71,117	—	—
Accrued expenses:
Administration	1,342	1,342	1,342
Distribution	6,830	974	631
Fund accounting	4,500	2,050	1,104
Transfer agent	21,665	15,274	14,698
Custodian	5,920	686	403
Compliance services	4,616	607	532
Legal and audit fees	46,813	8,686	5,050
Trustee	1,459	192	168
Other	19,490	3,063	975
Total Liabilities	4,914,333	36,110	111,383
Net Assets	$118,425,279	$14,347,251	$12,055,466
Net Assets consist of:
Capital	$103,693,962	$11,790,335	$11,708,417
Accumulated net investment income (loss)	(428,781)	(7,583)	—
Accumulated net realized gains (losses) on investments and foreign currency	1,157,368	366,815	(84,284)
Net unrealized appreciation (depreciation) on investments and foreign currency	14,002,730	2,197,684	431,333
Net Assets	$118,425,279	$14,347,251	$12,055,466
Net Assets:
Class A	$12,079,342	$1,092,624	$573,128
Class C	6,600,741	909,868	617,306
Class I	99,745,196	12,344,759	10,865,032
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value):
Class A	841,952	80,235	55,335
Class C	476,483	68,609	59,819
Class I	6,884,423	900,431	1,047,813
Net Asset Value (redemption price per share):
Class A	$14.35	$13.62	$10.36
Class C	$13.85	$13.26	$10.32
Class I	$14.49	$13.71	$10.37
Maximum Sales Charge:
Class A	5.75%	5.75%	4.50%
Maximum Offering Price Per Share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent per share):
Class A	$15.23	$14.45	$10.85

See accompanying notes to financial statements.

Mirae Asset Discovery Funds
Statements of Operations	For the year ended April 30, 2015

	Emerging Markets Fund	Asia Fund	Emerging Markets Great Consumer Fund
Investment Income:
Dividend income	$308,955	$217,983	$1,958,409
Foreign tax withholding	(22,880)	(16,115)	(151,231)
Total Investment Income	286,075	201,868	1,807,178
Expenses:
Manager fees	155,996	154,168	1,580,152
Administration fees	70,000	70,000	70,000
Distribution fees - Class A	1,748	2,342	67,700
Distribution fees - Class C	7,279	4,991	165,662
Fund accounting fees	56,337	64,046	67,121
Transfer agent fees	5,212	5,080	167,975
Class A	17,348	17,348	17,348
Class C	17,348	17,348	17,348
Class I	17,348	17,348	17,348
Custodian fees	22,148	29,031	93,965
Compliance service fees	7,632	7,855	71,967
Trustee fees	12,564	13,163	122,492
Legal and audit fees	22,542	27,382	207,877
State registration and filing fees	35,691	35,632	49,563
Other fees	16,712	17,430	123,562
Total Expenses before fee reductions	465,905	483,164	2,840,080
Waivers and/or reimbursements from the Manager	(238,162)	(251,202)	(359,080)
Total Net Expenses	227,743	231,962	2,481,000
Net Investment Income (Loss)	58,332	(30,094)	(673,822)
Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Transactions:
Net realized gains (losses) on investments	1,403,086	2,603,947	(2,878,791)
Net realized gains (losses) on foreign currency transactions	(46,204)	(76,828)	(410,768)
Change in unrealized appreciation/depreciation on investments and foreign currency transactions	(153,770)	124,227	20,076,946
Net Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Transactions	1,203,112	2,651,346	16,787,387
Change in Net Assets Resulting From Operations	$1,261,444	$2,621,252	$16,113,565

See accompanying notes to financial statements.

Mirae Asset Discovery Funds
Statements of Operations	For the year ended April 30, 2015

	Asia Great Consumer Fund	Global Great Consumer Fund	Global Dynamic Bond Fund
Investment Income:
Dividend income	$280,079	$250,055	$93,642
Interest income	—	—	335,368
Foreign tax withholding	(38,158)	(20,040)	—
Total Investment Income	241,921	230,015	429,010
Expenses:
Manager fees	487,547	135,468	82,198
Administration fees	70,000	70,000	70,000
Distribution fees - Class A	8,064	2,633	1,410
Distribution fees - Class C	27,888	8,469	6,179
Fund accounting fees	61,563	45,837	35,870
Transfer agent fees	25,968	3,879	598
Class A	17,348	17,348	17,348
Class C	17,348	17,348	17,348
Class I	17,348	17,348	17,348
Custodian fees	51,822	8,218	3,518
Compliance service fees	21,908	6,918	5,985
Trustee fees	40,049	11,623	10,067
Legal and audit fees	77,140	21,155	17,747
State registration and filing fees	33,010	12,674	643
Other fees	42,953	11,490	7,343
Total Expenses before fee reductions	999,956	390,408	293,602
Waivers and/or reimbursements from the Manager	(245,334)	(174,323)	(172,222)
Total Net Expenses	754,622	216,085	121,380
Net Investment Income (Loss)	(512,701)	13,930	307,630
Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Transactions:
Net realized gains (losses) on investments	2,068,332	987,963	(2,101)
Net realized gains (losses) on foreign currency transactions	(75,697)	(21,513)	(3,772)
Net realized gains (losses) on futures contracts	—	—	(3,885)
Change in unrealized appreciation/depreciation on investments and foreign currency transactions	11,118,525	63,198	205,126
Net Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Transactions	13,111,160	1,029,648	195,368
Change in Net Assets Resulting From Operations	$12,598,459	$1,043,578	$502,998

See accompanying notes to financial statements.

Mirae Asset Discovery Funds
Statements of Changes in Net Assets	For the Periods Indicated

	Emerging Markets Fund		Asia Fund
	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2015	Year Ended April 30, 2014
From Investment Activities:
Operations:
Net investment income (loss)	$58,332	$10,801	$(30,094)	$(23,462)
Net realized gains (losses) on investments	1,403,086	334,909	2,603,947	834,622
Net realized gains (losses) on foreign currency transactions	(46,204)	—	(76,828)	—
Net realized gains (losses) on futures contracts	—	—	—	—
Change in unrealized appreciation/depreciation on investments and foreign currency transactions	(153,770)	(463,206)	124,227	131,234
Change in net assets resulting from operations	1,261,444	(117,496)	2,621,252	942,394
Distributions to Shareholders From:
Net investment income
Class I	—	(13,439)	—	—
Net realized gains on investments
Class A	—	—	(74,772)	(21,010)
Class C	—	—	(42,604)	(7,963)
Class I	—	—	(1,547,205)	(126,420)
Change in net assets from distributions	—	(13,439)	(1,664,581)	(155,393)
Change in net assets from capital transactions	(6,657,549)	454,628	16,366,907	208,431
Change in net assets	(5,396,105)	323,693	17,323,578	995,432
Net Assets:
Beginning of period	16,358,606	16,034,913	12,824,497	11,829,065
End of period	$10,962,501	$16,358,606	$30,148,075	$12,824,497
Accumulated net investment income (loss)	$(54,206)	$(40,438)	$—	$(35,614)
Capital Transactions:
Class A
Proceeds from shares issued	$193,793	$935,630	$387,748	$211,192
Dividends reinvested	—	—	72,810	19,224
Cost of shares redeemed	(1,159,242)	(900,893)	(1,804,968)	(111,015)
Redemption Fees	—	776	4	84
Class C
Proceeds from shares issued	489,927	305,403	177,765	14,510
Dividends reinvested	—	—	40,893	7,963
Cost of shares redeemed	(630,440)	(2,928)	(366,967)	(61,823)
Redemption Fees	359	—	—	—
Class I
Proceeds from shares issued	3,350,743	996,638	18,216,919	1,957
Dividends reinvested	—	9,974	1,483,379	126,339
Cost of shares redeemed	(8,902,689)	(889,972)	(1,840,676)	—
Redemption fees	—	—	—	—
Change in net assets resulting from capital transactions	$(6,657,549)	$454,628	$16,366,907	$208,431
Share Transactions:
Class A
Issued	19,059	100,049	31,305	19,476
Reinvested	—	—	6,767	1,730
Redeemed	(114,951)	(95,399)	(147,365)	(10,759)
Class C
Issued	50,055	33,077	15,448	1,329
Reinvested	—	—	3,940	733
Redeemed	(65,252)	(318)	(30,403)	(5,933)
Class I
Issued	329,740	104,594	1,510,552	177
Reinvested	—	1,038	136,090	11,260
Redeemed	(885,283)	(92,698)	(145,553)	—
Change in shares	(666,632)	50,343	1,380,781	18,013

See accompanying notes to financial statements.

Mirae Asset Discovery Funds
Statements of Changes in Net Assets	For the Periods Indicated

	Emerging Markets Great Consumer Fund		Asia Great Consumer Fund
	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2015	Year Ended April 30, 2014
From Investment Activities:
Operations:
Net investment income (loss)	$(673,822)	$(286,663)	$(512,701)	$(44,609)
Net realized gains (losses) on investments	(2,878,791)	(620,282)	2,068,332	1,205,252
Net realized gains (losses) on foreign currency transactions	(410,768)	—	(75,697)	—
Net realized gains (losses) on futures contracts	—	—	—	—
Change in unrealized appreciation/depreciation on investments and foreign currency transactions	20,076,946	(393,840)	11,118,525	(929,431)
Change in net assets resulting from operations	16,113,565	(1,300,785)	12,598,459	231,212
Distributions to Shareholders From:
Net realized gains on investments
Class A	(112,785)	—	(28,978)	—
Class C	(84,246)	—	(29,549)	—
Class I	(529,721)	—	(503,456)	—
Change in net assets from distributions	(726,752)	—	(561,983)	—
Change in net assets from capital transactions	91,743,015	68,554,723	84,883,057	5,545,558
Change in net assets	107,129,828	67,253,938	96,919,533	5,776,770
Net Assets:
Beginning of period	110,722,382	43,468,444	21,505,746	15,728,976
End of period	$217,852,210	$110,722,382	$118,425,279	$21,505,746
Accumulated net investment income (loss)	$(657,791)	$(141,651)	$(428,781)	$(23,584)
Capital Transactions:
Class A
Proceeds from shares issued	$13,969,900	$52,493,448	$11,825,177	$2,441,895
Dividends reinvested	111,569	—	29,011	—
Cost of shares redeemed	(33,290,485)	(27,744,611)	(2,483,929)	(2,290,318)
Redemption Fees	3,154	19,411	189	983
Class C
Proceeds from shares issued	12,230,395	8,831,756	5,212,456	957,679
Dividends reinvested	83,439	—	29,491	—
Cost of shares redeemed	(3,161,901)	(876,014)	(861,258)	(10,460)
Redemption Fees	499	85	—	21
Class I
Proceeds from shares issued	134,120,573	43,956,900	87,489,156	5,329,812
Dividends reinvested	508,638	—	467,435	—
Cost of shares redeemed	(32,832,766)	(8,129,086)	(16,824,671)	(884,054)
Redemption Fees	—	2,834	—	-
Change in net assets resulting from capital transactions	$91,743,015	$68,554,723	$84,883,057	$5,545,558
Share Transactions:
Class A
Issued	1,120,596	4,482,005	861,780	225,928
Reinvested	9,455	—	2,330	—
Redeemed	(2,629,680)	(2,388,827)	(191,250)	(209,739)
Class C
Issued	1,005,500	765,635	403,410	87,432
Reinvested	7,300	—	2,446	—
Redeemed	(264,731)	(77,752)	(68,374)	(989)
Class I
Issued	10,539,896	3,740,282	6,482,095	474,308
Reinvested	42,707	—	37,216	—
Redeemed	(2,618,225)	(700,146)	(1,221,831)	(79,796)
Change in shares	7,212,818	5,821,197	6,307,822	497,144

See accompanying notes to financial statements.

Mirae Asset Discovery Funds
Statements of Changes in Net Assets	For the Periods Indicated

	Global Great Consumer Fund		Global Dynamic Bond Fund
	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2015	Year Ended April 30, 2014
From Investment Activities:
Operations:
Net investment income (loss)	$13,930	$(69,967)	$307,630	$324,763
Net realized gains (losses) on investments	987,963	879,985	(2,101)	(181,574)
Net realized gains (losses) on foreign currency transactions	(21,513)	—	(3,772)	—
Net realized gains (losses) on futures contracts	—	—	(3,885)	—
Change in unrealized appreciation/depreciation on investments and foreign currency transactions	63,198	947,076	205,126	(219,159)
Change in net assets resulting from operations	1,043,578	1,757,094	502,998	(75,970)
Distributions to Shareholders From:
Net investment income
Class A	—	—	(11,045)	(9,815)
Class C	—	—	(8,293)	(6,426)
Class I	—	—	(249,598)	(250,565)
Net realized gains on investments
Class A	(111,572)	(6,581)	—	(4,252)
Class C	(88,646)	(4,358)	—	(4,468)
Class I	(1,209,672)	(72,075)	—	(97,514)
Tax Return of Capital
Class A	—	—	(494)	—
Class C	—	—	(370)	—
Class I	—	—	(11,154)	—
Change in net assets from distributions	(1,409,890)	(83,014)	(280,954)	(373,040)
Change in net assets from capital transactions	(86,564)	4,423,651	(1,230,281)	(714,927)
Change in net assets	(452,876)	6,097,731	(1,008,237)	(1,163,937)
Net Assets:
Beginning of period	14,800,127	8,702,396	13,063,703	14,227,640
End of period	$14,347,251	$14,800,127	$12,055,466	$13,063,703
Accumulated net investment income (loss)	$(7,583)	$—	$—	$31,231
Capital Transactions:
Class A
Proceeds from shares issued	$267,180	$423,513	$—	$16,238
Dividends reinvested	111,572	6,581	11,429	14,067
Cost of shares redeemed	(246,391)	(290,621)	—	—
Redemption Fees	—	—	—	—
Class C
Proceeds from shares issued	52,801	68,388	59,353	8,089
Dividends reinvested	88,116	4,358	8,568	10,894
Cost of shares redeemed	(2,278)	—	(28,253)	—
Redemption Fees	—	—	—	—
Class I
Proceeds from shares issued	1,159,377	8,152,590	34,468	116,381
Dividends reinvested	830,908	30,601	206,408	277,227
Cost of shares redeemed	(2,347,849)	(3,971,839)	(1,522,254)	(1,158,626)
Redemption Fees	—	80	—	803
Change in net assets resulting from capital transactions	$(86,564)	$4,423,651	$(1,230,281)	$(714,927)
Share Transactions:
Class A
Issued	19,596	31,848	—	1,621
Reinvested	8,589	454	1,110	1,397
Redeemed	(18,461)	(20,264)	—	—
Class C
Issued	3,881	4,950	5,796	807
Reinvested	6,944	305	834	1,086
Redeemed	(172)	—	(2,745)	—
Class I
Issued	83,182	554,066	3,343	11,560
Reinvested	63,573	2,106	20,024	27,518
Redeemed	(169,425)	(273,323)	(148,296)	(115,136)
Change in shares	(2,293)	300,142	(119,934)	(71,147)

See accompanying notes to financial statements.

Mirae Asset Discovery Funds
Financial Highlights FOR THE PERIODS INDICATED	Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities				Distributions to Shareholders From								Ratios to Average Net Assets				Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income Loss		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income		Net Realized Gains From Investments		Total Distributions		Net Asset Value, End of Period	Total Return (excludes sales charge)(a)	Ratio of Net Expenses to Average Net Assets(b)		Ratio of Net Investment Income (Loss) to Average Net Assets(b)	Ratio of Gross Expenses to Average Net Assets(b)	Net Assets at End of Period (000's)	Portfolio Turnover(a),(c)

Emerging Markets Fund
Class A
Year Ended April 30, 2015	$9.52	0.06	(d)	0.88	0.94	—		—		—		$10.46	9.87%	1.73%	(e)	0.56%	5.71%	$402	99%
Year Ended April 30, 2014	$9.62	(0.02)		(0.08)	(0.10)	—		—		—		$9.52	(1.04)%	1.78%	(f)	(0.15)%	4.45%	$1,279	77%
Year Ended April 30, 2013	$9.35	0.03		0.24	0.27	—		—		—		$9.62	2.89%	1.85%		0.32%	5.30%	$1,247	165%
Year Ended April 30, 2012	$11.36	(0.01)	(d)	(1.64)	(1.65)	—		(0.36)		(0.36)		$9.35	(14.00)%	1.85%		(0.13)%	6.82%	$1,136	262%
September 24, 2010(g) through April 30, 2011	$10.00	(0.04)		1.43	1.39	—		(0.03)		(0.03)		$11.36	13.94%	1.85%		(0.65)%	8.06%	$583	172%

Class C
Year Ended April 30, 2015	$9.26	(0.05)	(d)	0.89	0.84	—		—		—		$10.10	9.07%	2.47%	(e)	(0.53)%	6.08%	$761	99%
Year Ended April 30, 2014	$9.43	(0.07)		(0.10)	(0.17)	—		—		—		$9.26	(1.80)%	2.53%	(f)	(0.90)%	6.53%	$839	77%
Year Ended April 30, 2013	$9.23	(0.05)		0.25	0.20	—		—		—		$9.43	2.17%	2.60%		(0.32)%	7.39%	$545	165%
Year Ended April 30, 2012	$11.31	(0.08)	(d)	(1.64)	(1.72)	—		(0.36)		(0.36)		$9.23	(14.70)%	2.60%		(0.88)%	7.32%	$797	262%
September 24, 2010(g) through April 30, 2011	$10.00	(0.08)		1.42	1.34	—		(0.03)		(0.03)		$11.31	13.44%	2.60%		(1.38)%	8.75%	$639	172%

Class I
Year Ended April 30, 2015	$9.60	0.05	(d)	0.92	0.97	—		—		—		$10.57	10.10%	1.47%	(e)	0.43%	2.85%	$9,800	99%
Year Ended April 30, 2014	$9.69	0.02		(0.10)	(0.08)	(0.01)		—		(0.01)		$9.60	(0.83)%	1.53%	(f)	0.14%	3.09%	$14,240	77%
Year Ended April 30, 2013	$9.39	0.06		0.24	0.30	—		—		—		$9.69	3.19%	1.60%		0.59%	3.60%	$14,243	165%
Year Ended April 30, 2012	$11.39	0.01	(d)	(1.65)	(1.64)	—	(h)	(0.36)		(0.36)		$9.39	(13.85)%	1.60%		0.15%	4.31%	$16,484	262%
September 24, 2010(g) through April 30, 2011	$10.00	(0.02)		1.44	1.42	—		(0.03)		(0.03)		$11.39	14.24%	1.60%		(0.37)%	4.64%	$16,488	172%

Asia Fund
Class A
Year Ended April 30, 2015	$11.38	0.06	(d)	1.98	2.04	—		(1.52)		(1.52)		$11.90	19.30%	1.70%		0.48%	5.42%	$553	100%
Year Ended April 30, 2014	$10.68	(0.03)		0.87	0.84	—		(0.14)		(0.14)		$11.38	7.90%	1.73%	(f)	(0.36)%	4.60%	$1,772	88%
Year Ended April 30, 2013	$9.59	—	(h)	1.09	1.09	—		—		—		$10.68	11.37%	1.80%		(0.29)%	5.42%	$1,552	173%
Year Ended April 30, 2012	$11.04	(0.07)	(d)	(1.38)	(1.45)	—		—	(h)	—	(h)	$9.59	(13.12)%	1.80%		(0.75)%	8.38%	$828	322%
September 24, 2010(g) through April 30, 2011	$10.00	(0.06)		1.11	1.05	—		(0.01)		(0.01)		$11.04	10.46%	1.80%		(0.94)%	8.43%	$561	194%

Class C
Year Ended April 30, 2015	$11.08	(0.10)	(d)	2.00	1.90	—		(1.52)		(1.52)		$11.46	18.54%	2.45%		(0.83)%	7.39%	$476	100%
Year Ended April 30, 2014	$10.49	(0.13)		0.86	0.73	—		(0.14)		(0.14)		$11.08	6.99%	2.48%	(f)	(1.11)%	7.22%	$583	88%
Year Ended April 30, 2013	$9.49	(0.09)		1.09	1.00	—		—		—		$10.49	10.54%	2.55%		(0.91)%	8.03%	$592	173%
Year Ended April 30, 2012	$11.00	(0.14)	(d)	(1.37)	(1.51)	—		—	(h)	—	(h)	$9.49	(13.71)%	2.55%		(1.47)%	9.43%	$536	322%
September 24, 2010(g) through April 30, 2011	$10.00	(0.10)		1.11	1.01	—		(0.01)		(0.01)		$11.00	10.06%	2.55%		(1.69)%	9.18%	$556	194%

Class I
Year Ended April 30, 2015	$11.50	(0.03)	(d)	2.12	2.09	—		(1.52)		(1.52)		$12.07	19.55%	1.45%		(0.22)%	2.82%	$29,119	100%
Year Ended April 30, 2014	$10.77	(0.01)		0.88	0.87	—		(0.14)		(0.14)		$11.50	8.12%	1.48%	(f)	(0.11)%	3.46%	$10,470	88%
Year Ended April 30, 2013	$9.64	(0.01)		1.14	1.13	—		—		—		$10.77	11.72%	1.55%		0.13%	3.96%	$9,685	173%
Year Ended April 30, 2012	$11.07	(0.04)	(d)	(1.39)	(1.43)	—		—	(h)	—	(h)	$9.64	(12.91)%	1.55%		(0.47)%	4.90%	$11,607	322%
September 24, 2010(g) through April 30, 2011	$10.00	(0.04)		1.12	1.08	—		(0.01)		(0.01)		$11.07	10.76%	1.55%		(0.65)%	4.89%	$11,151	194%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(d)	Calculated using the average shares method.
(e)

     The net expense ratio shown for the period is the blended ratio of the current expense limitation in effect as of August 28, 2014 and the higher limit in effect prior to that date.  See Note 4 to the financial statements for additional discussion.

(f)	The net expense ratio shown for the period is the blended ratio of the current expense limitation in effect as of August 28, 2013 and the higher limit in effect prior to that date.
(g)	Commencement of operations.
(h)	Amount is less than $0.005.

See accompanying notes to financial statements.

Mirae Asset Discovery Funds
Financial Highlights FOR THE PERIODS INDICATED	Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities					Distributions to Shareholders From					Ratios to Average Net Assets				Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income Loss		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities		Net Investment Income	Net Realized Gains From Investments	Total Distributions	Net Asset Value, End of Period	Total Return (excludes sales charge)(a)	Ratio of Net Expenses to Average Net Assets(b)		Ratio of Net Investment Income (Loss) to Average Net Assets(b)	Ratio of Gross Expenses to Average Net Assets(b)	Net Assets at End of Period (000's)	Portfolio Turnover(a),(c)

Emerging Markets Great Consumer Fund
Class A
Year Ended April 30, 2015	$11.76	(0.05)	(d)	1.40	1.35		—	(0.06)	(0.06)	$13.05	11.53%	1.77%	(e)	(0.39)%	2.10%	$23,701	63%
Year Ended April 30, 2014	$12.11	(0.03)		(0.32)	(0.35)		—	—	—	$11.76	(2.89)%	1.85%		(0.51)%	2.53%	$38,988	29%
Year Ended April 30, 2013	$10.71	(0.05)	(d)	1.45	1.40		—	—	—	$12.11	13.07%	1.85%		(0.47)%	3.67%	$14,799	56%
Year Ended April 30, 2012	$11.95	(0.04)	(d)	(0.84)	(0.88)		—	(0.36)	(0.36)	$10.71	(6.61)%	1.85%		(0.43)%	6.84%	$1,965	110%
November 4, 2010(f) through April 30, 2011	$11.00	(0.04)		0.99	0.95		—	—	—	$11.95	8.64%	1.85%		(0.75)%	8.44%	$546	138%

Class C
Year Ended April 30, 2015	$11.44	(0.15)	(d)	1.37	1.22		—	(0.06)	(0.06)	$12.60	10.71%	2.49%	(e)	(1.28)%	2.80%	$23,875	63%
Year Ended April 30, 2014	$11.87	(0.08)		(0.35)	(0.43)		—	—	—	$11.44	(3.62)%	2.60%		(1.17)%	3.43%	$13,112	29%
Year Ended April 30, 2013	$10.58	(0.13)	(d)	1.42	1.29		—	—	—	$11.87	12.19%	2.60%		(1.19)%	5.06%	$5,441	56%
Year Ended April 30, 2012	$11.91	(0.12)	(d)	(0.85)	(0.97)		—	(0.36)	(0.36)	$10.58	(7.40)%	2.60%		(1.18)%	8.20%	$846	110%
November 4, 2010(f) through April 30, 2011	$11.00	(0.07)		0.98	0.91		—	—	—	$11.91	8.27%	2.60%		(1.47)%	9.11%	$611	138%

Class I
Year Ended April 30, 2015	$11.85	(0.04)	(d)	1.44	1.40		—	(0.06)	(0.06)	$13.19	11.86%	1.48%	(e)	(0.33)%	1.69%	$170,275	63%
Year Ended April 30, 2014	$12.18	0.02		(0.35)	(0.33)		—	—	—	$11.85	(2.71)%	1.60%		(0.05)%	2.30%	$58,622	29%
Year Ended April 30, 2013	$10.75	(0.02)	(d)	1.45	1.43		—	—	—	$12.18	13.30%	1.60%		(0.15)%	3.36%	$23,229	56%
Year Ended April 30, 2012	$11.96	(0.02)	(d)	(0.83)	(0.85)		—	(0.36)	(0.36)	$10.75	(6.35)%	1.60%		(0.20)%	4.24%	$14,512	110%
September 24, 2010(f) through April 30, 2011	$10.00	(0.03)		1.99	1.96		—	—	—	$11.96	19.60%	1.60%		(0.62)%	4.70%	$16,289	138%

Asia Great Consumer Fund
Class A
Year Ended April 30, 2015	$11.30	(0.15)	(d)	3.35	3.20		—	(0.15)	(0.15)	$14.35	28.48%	1.72%	(e)	(1.15)%	2.81%	$12,079	33%
Year Ended April 30, 2014	$11.21	(0.07)	(d)	0.16	0.09		—	—	—	$11.30	0.80%	1.80%		(0.65)%	3.85%	$1,910	35%
Year Ended April 30, 2013	$9.56	(0.08)	(d)	1.73	1.65		—	—	—	$11.21	17.26%	1.80%		(0.85)%	5.38%	$1,714	77%
Year Ended April 30, 2012	$10.24	(0.09)		(0.59)	(0.68)		—	—	—	$9.56	(6.64)%	1.80%		(0.81)%	7.38%	$478	205%
November 4, 2010(f) through April 30, 2011	$10.62	(0.06)		(0.32)	(0.38)		—	—	—	$10.24	(3.58)%	1.80%		(1.38)%	8.55%	$535	238%

Class C
Year Ended April 30, 2015	$10.99	(0.24)	(d)	3.25	3.01		—	(0.15)	(0.15)	$13.85	27.55%	2.47%	(e)	(1.92)%	3.54%	$6,601	33%
Year Ended April 30, 2014	$10.99	(0.13)	(d)	0.13	—	(g)	—	—	—	$10.99	0.00%	2.55%		(1.18)%	5.61%	$1,528	35%
Year Ended April 30, 2013	$9.46	(0.15)	(d)	1.68	1.53		—	—	—	$10.99	16.17%	2.55%		(1.59)%	8.15%	$578	77%
Year Ended April 30, 2012	$10.20	(0.14)		(0.60)	(0.74)		—	—	—	$9.46	(7.25)%	2.55%		(1.57)%	9.21%	$445	205%
November 4, 2010(f) through April 30, 2011	$10.62	(0.10)		(0.32)	(0.42)		—	—	—	$10.20	(3.95)%	2.55%		(2.13)%	9.32%	$480	238%

Class I
Year Ended April 30, 2015	$11.38	(0.13)	(d)	3.39	3.26		—	(0.15)	(0.15)	$14.49	28.81%	1.47%	(e)	(0.98)%	1.88%	$99,745	33%
Year Ended April 30, 2014	$11.27	(0.01)	(d)	0.12	0.11		—	—	—	$11.38	0.98%	1.55%		(0.13)%	2.98%	$18,067	35%
Year Ended April 30, 2013	$9.60	(0.06)	(d)	1.73	1.67		—	—	—	$11.27	17.40%	1.55%		(0.61)%	3.57%	$13,438	77%
Year Ended April 30, 2012	$10.25	(0.06)		(0.59)	(0.65)		—	—	—	$9.60	(6.34)%	1.55%		(0.57)%	4.20%	$14,056	205%
September 24, 2010(f) through April 30, 2011	$10.00	(0.05)		0.30	0.25		—	—	—	$10.25	2.50%	1.55%		(1.13)%	4.57%	$16,068	238%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(d)	Calculated using the average shares method.
(e)

     The net expense ratio shown for the period is the blended ratio of the current expense limitation in effect as of August 28, 2014 and the higher limit in effect prior to that date.  See Note 4 to the financial statements for additional discussion.

(f)	Commencement of operations.
(g)	Amount is less than $0.005.

See accompanying notes to financial statements.

Mirae Asset Discovery Funds
Financial Highlights FOR THE PERIODS INDICATED	Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities				Distributions to Shareholders From							Ratios to Average Net Assets				Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income Loss		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income		Net Realized Gains From Investments	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return (excludes sales charge)(a)	Ratio of Net Expenses to Average Net Assets(b)		Ratio of Net Investment Income (Loss) to Average Net Assets(b)	Ratio of Gross Expenses to Average Net Assets(b)	Net Assets at End of Period (000's)	Portfolio Turnover(a),(c)

Global Great Consumer Fund
Class A
Year Ended April 30, 2015	$14.04	(0.01)	(d)	1.06	1.05	—		(1.47)	—	(1.47)	$13.62	8.02%	1.68%	(e)	(0.10)%	4.17%	$1,093	53%
Year Ended April 30, 2014	$11.58	(0.11)	(d)	2.65	2.54	—		(0.08)	—	(0.08)	$14.04	21.92%	1.75%		(0.82)%	4.97%	$990	38%
Year Ended April 30, 2013	$11.56	(0.02)		0.19	0.17	—	(f)	(0.15)	—	(0.15)	$11.58	1.63%	1.78%	(g)	(0.27)%	6.70%	$677	108%
January 31, 2012(h) through April 30, 2012	$10.00	(0.01)		1.57	1.56	—		—	—	—	$11.56	15.60%	1.85%		(0.52)%	8.13%	$578	26%

Class C
Year Ended April 30, 2015	$13.81	(0.11)	(d)	1.03	0.92	—		(1.47)	—	(1.47)	$13.26	7.18%	2.43%	(e)	(0.84)%	5.32%	$910	53%
Year Ended April 30, 2014	$11.47	(0.19)	(d)	2.61	2.42	—		(0.08)	—	(0.08)	$13.81	21.08%	2.50%		(1.53)%	6.40%	$800	38%
Year Ended April 30, 2013	$11.53	(0.10)		0.19	0.09	—		(0.15)	—	(0.15)	$11.47	0.90%	2.53%	(g)	(1.00)%	7.62%	$605	108%
January 31, 2012(h) through April 30, 2012	$10.00	(0.03)		1.56	1.53	—		—	—	—	$11.53	15.30%	2.60%		(1.27)%	8.89%	$577	26%

Class I
Year Ended April 30, 2015	$14.09	0.02	(d)	1.07	1.09	—		(1.47)	—	(1.47)	$13.71	8.28%	1.44%	(e)	0.18%	2.44%	$12,345	53%
Year Ended April 30, 2014	$11.59	(0.05)	(d)	2.63	2.58	—		(0.08)	—	(0.08)	$14.09	22.25%	1.50%		(0.55)%	3.14%	$13,009	38%
Year Ended April 30, 2013	$11.56	0.03		0.18	0.21	(0.03)		(0.15)	—	(0.18)	$11.59	1.93%	1.54%	(g)	(0.01)%	3.65%	$7,421	108%
January 31, 2012(h) through April 30, 2012	$10.00	(0.01)		1.57	1.56	—		—	—	—	$11.56	15.60%	1.60%		(0.27)%	4.93%	$8,094	26%

Global Dynamic Bond Fund
Class A
Year Ended April 30, 2015	$10.18	0.23	(d)	0.16	0.39	(0.20)		—	(0.01)	(0.21)	$10.36	3.87%	1.15%		2.25%	5.17%	$573	106%
Year Ended April 30, 2014	$10.50	0.23	(d)	(0.28)	(0.05)	(0.19)		(0.08)	—	(0.27)	$10.18	(0.43)%	1.15%		2.28%	5.80%	$552	137%
Year Ended April 30, 2013	$9.98	0.25	(d)	0.49	0.74	(0.20)		(0.02)	—	(0.22)	$10.50	7.44%	1.18%	(g)	2.40%	6.33%	$538	128%
February 29, 2012(h) through April 30, 2012	$10.00	0.04		(0.03)	0.01	(0.03)		—	—	(0.03)	$9.98	0.09%	1.25%		2.22%	8.32%	$500	18%

Class C
Year Ended April 30, 2015	$10.15	0.15	(d)	0.16	0.31	(0.13)		—	(0.01)	(0.14)	$10.32	3.11%	1.90%		1.50%	5.65%	$617	106%
Year Ended April 30, 2014	$10.48	0.15	(d)	(0.28)	(0.13)	(0.12)		(0.08)	—	(0.20)	$10.15	(1.21)%	1.90%		1.53%	6.41%	$568	137%
Year Ended April 30, 2013	$9.98	0.17	(d)	0.49	0.66	(0.14)		(0.02)	—	(0.16)	$10.48	6.62%	1.93%	(g)	1.65%	7.05%	$566	128%
February 29, 2012(h) through April 30, 2012	$10.00	0.03		(0.03)	—	(0.02)		—	—	(0.02)	$9.98	(0.01)%	2.00%		1.47%	9.08%	$500	18%

Class I
Year Ended April 30, 2015	$10.18	0.26	(d)	0.16	0.42	(0.22)		—	(0.01)	(0.23)	$10.37	4.20%	0.90%		2.49%	2.00%	$10,865	106%
Year Ended April 30, 2014	$10.51	0.25	(d)	(0.29)	(0.04)	(0.21)		(0.08)	—	(0.29)	$10.18	(0.28)%	0.90%		2.52%	2.42%	$11,944	137%
Year Ended April 30, 2013	$9.98	0.27	(d)	0.50	0.77	(0.22)		(0.02)	—	(0.24)	$10.51	7.74%	0.93%	(g)	2.64%	2.88%	$13,124	128%
February 29, 2012(h) through April 30, 2012	$10.00	0.04		(0.03)	0.01	(0.03)		—	—	(0.03)	$9.98	0.13%	1.00%		2.47%	4.82%	$10,006	18%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(d)	Calculated using the average shares method.
(e)

     The net expense ratio shown for the period is the blended ratio of the current expense limitation in effect as of August 28, 2014 and the higher limit in effect prior to that date.  See Note 4 to the financial statements for additional discussion.

(f)	Amount is less than $0.005.
(g)	The net expense ratio shown for the period is the blended ratio of the current expense limitation in effect as of August 28, 2013 and the higher limit in effect prior to that date.
(h)	Commencement of operations.

See accompanying notes to financial statements.

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2015

1.  Organization

Mirae Asset Discovery Funds (the "Trust") is organized as a Delaware statutory trust pursuant to a Declaration of Trust dated April 7, 2010. The Trust is registered as an open-end investment company under the Investment Company Act of 1940 (the "1940 Act"). As of April 30, 2015, the Trust is comprised of the following six funds: Emerging Markets Fund, Asia Fund, Emerging Markets Great Consumer Fund, Asia Great Consumer Fund, Global Great Consumer Fund and Global Dynamic Bond Fund. Each may be referred to individually as a "Fund" and collectively as the "Funds."

The Emerging Markets Fund, Asia Fund, Emerging Markets Great Consumer Fund, Asia Great Consumer Fund and Global Great Consumer Fund are each classified as diversified under the 1940 Act. The Global Dynamic Bond Fund is classified as non-diversified under the 1940 Act. The Funds are authorized to issue an unlimited number of shares of beneficial interest of no par value. Each Fund offers three classes of shares: Class A Shares, Class C Shares, and Class I Shares. Class A, Class C and Class I Shares are identical except as to sales charges, distribution and other expenses borne by each class and voting rights on matters affecting a single class of Shares, and the exchange privilege of each class of shares. Class A Shares of the Funds have a maximum sales charge of 5.75% (4.50% for Class A Shares of Global Dynamic Bond Fund) as a percentage of the offering price. Class C Shares of the Funds are offered without any front-end sales charge but will be subject to a maximum deferred sales charge of 1.00% if redeemed less than one year after purchase. No sales charges are assessed with respect to Class I Shares of the Funds.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnification. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, the Trust expects any risk of loss to be remote.

2.  Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and income and expenses during the reporting period. Actual results could differ from these estimates.

Investment Valuation

The Funds record investments at fair value. Fair value is defined as the price that would be expected to be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

Equity securities (e.g., preferred and common stocks), exchange-traded funds and rights listed on a national securities exchange, market or automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at their last sale price on the relevant exchange as of the close of regular trading on that exchange. All equity securities that are not traded on a listed exchange or automated quotation system are valued at the last sale price at the close of the U.S. market (i.e., usually the close of the regular trading on the New York Stock Exchange (“NYSE”)) on each day the NYSE is open for trading. On a day that a security does not trade, then the mean between the bid and the asked prices will be used as long as it continues to reflect the value of the security. In the event that market quotations are not readily available, or if the mean between the bid and the asked prices of a non-exchange listed security does not reflect the value of the security, "fair value" of the security will be determined in accordance with fair value procedures approved by the Board of Trustees of the Trust (the “Board”, and the members thereof, the “Trustees”).

Fixed-income securities, other than U.S. Government and agency securities, are generally valued by using valuation methodologies from an independent pricing service. Such services typically utilize multiple sources in an effort to obtain market color, which includes but is not limited to, observed transactions, credit quality information, perceived market movements, news, and other relevant information. These sources become the building blocks for establishing an effective modeling application, otherwise known as "matrix pricing." U.S. Government and agency securities are valued at the mean of the bid and asked quotes for those instruments. Fixed-income securities maturing within 60 days may be valued at amortized cost, which approximates fair value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant basis to the maturity of the security. In the absence of available quotations fixed income securities will be priced at fair value determined in accordance with fair value procedures approved by the Board.

Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is primarily traded. In certain countries, market maker prices are used since they are the most representative of the daily trading activity. In the case of certain foreign exchanges, the closing price reported by the exchange (which may sometimes be referred to by the exchange or one or more pricing agents as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price. Securities not traded on a particular day are valued at the mean between the last reported bid and asked quotes, or the last sale price where appropriate; otherwise fair value will be determined in accordance with fair value procedures approved by the Board.

The Funds may invest in American Depositary Receipts ("ADRs") as well as other "hybrid" forms of depositary receipts, including European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). These depositary receipts are certificates evidencing ownership of shares of a foreign issuer, and serve as an alternative to directly purchasing the underlying foreign securities in their national markets and currencies. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country.

Redeemable securities issued by open-end investment companies are valued at the last calculated net asset value, with the exception of securities issued by exchange-traded open-end investment companies, which are priced as equity securities as described above.

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2015

Futures contracts are generally valued at the daily quoted settlement prices established by the exchange on which they are traded.

Securities for which market quotations are not readily available (including securities for which Mirae Asset Global Investments (USA) LLC (the "Manager") determines that the closing market prices do not represent the securities' current value because of an intervening "significant event") will be valued at fair value pursuant to valuation procedures approved by the Board. Circumstances in which market quotations may not be readily available include, but are not limited to, when the security's trading has been halted or suspended, when the security's primary trading market is temporarily closed at a time when under normal conditions it would be open, or a significant event with respect to a security or securities has occurred after the close of the market or exchange on which the security or securities principally trades and before the time the Fund calculates the net asset value. The Manager believes that foreign securities values may be affected by volatility that occurs in global markets on a trading day after the close of any given foreign securities markets. The fair valuation procedures, therefore, include a procedure whereby foreign securities prices may be "fair valued" by an independent pricing service or by the Manager's Valuation Committee, in accordance with a valuation policy approved by the Board, to take those factors into account.

Each Fund uses fair value pricing to seek to ensure that such Fund's net asset value reflects the value of its underlying portfolio securities. There can be no assurance, however, that a fair value used by a Fund on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities. A security's valuation may differ depending on the method used for determining value. Fair valuation of a Fund's portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund's net asset value by short term traders.

The valuation techniques described above maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds' investments are summarized in the three broad levels listed below:

•

Level 1 — quoted prices in active markets for identical assets

•

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

•

Level 3 — significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Pursuant to the valuation procedures noted previously, equity securities, exchange-traded funds (including foreign equity securities), rights and futures contracts are generally categorized as a Level 1 security in the fair value hierarchy (unless there is a fair valuation event, in which case affected securities are generally categorized as a Level 2 security). Fixed-income securities (including foreign bonds) are generally categorized as Level 2 securities in the fair value hierarchy.

A summary of the valuations as of April 30, 2015, based upon the three levels defined above, are identified below of each Fund.

	Level 1	Level 2	Level 3	Total Investments
Emerging Markets Fund
Common Stocks
Automobiles	$—	$868,535	$—	$868,535
Banks	168,134	977,718	—	1,145,852
Beverages	—	223,537	—	223,537
Commercial Services & Supplies	—	211,703	—	211,703
Construction & Engineering	—	243,205	—	243,205
Electric Utilities	—	228,816	—	228,816
Food Products	101,116	218,289	—	319,405
Hotels, Restaurants & Leisure	114,868	469,443	—	584,311
Insurance	117,145	811,771	—	928,916
Internet Software & Services	600,742	419,263	—	1,020,005
Media	—	264,346	—	264,346
Metals & Mining	93,327	144,479	—	237,806
Multiline Retail	—	183,912	—	183,912
Oil, Gas & Consumable Fuels	207,164	257,997	—	465,161
Personal Products	—	271,786	—	271,786
Pharmaceuticals	—	1,227,247	—	1,227,247
Real Estate Management & Development	229,088	122,344	—	351,432
Semiconductors & Semiconductor Equipment	—	491,223	—	491,223
Specialty Retail	—	251,938	—	251,938
Textiles, Apparel & Luxury Goods	—	213,988	—	213,988
Transportation Infrastructure	119,629	203,313	—	322,942
Wireless Telecommunication Services	—	221,391	—	221,391
All Other Common Stocks*	347,561	—	—	347,561
Preferred Stock*	95,995	—	—	95,995
Warrant	1,404	—	—	1,404
Total Investments	$2,196,173	$8,526,244	$—	$10,722,417

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2015

	Level 1	Level 2	Level 3	Total Investments
Asia Fund
Common Stocks
Automobiles	$—	$2,616,104	$—	$2,616,104
Banks	—	3,528,450	—	3,528,450
Beverages	—	1,054,013	—	1,054,013
Commercial Services & Supplies	—	509,585	—	509,585
Construction & Engineering	—	500,106	—	500,106
Construction Materials	—	464,390	—	464,390
Electric Utilities	—	767,700	—	767,700
Food Products	—	752,809	—	752,809
Gas Utilities	—	369,276	—	369,276
Hotels, Restaurants & Leisure	355,839	1,063,349	—	1,419,188
Insurance	—	2,123,136	—	2,123,136
Internet Software & Services	1,586,518	1,367,540	—	2,954,058
Media	—	700,241	—	700,241
Multiline Retail	—	451,813	—	451,813
Oil, Gas & Consumable Fuels	—	762,055	—	762,055
Personal Products	—	1,292,196	—	1,292,196
Pharmaceuticals	—	3,926,984	—	3,926,984
Semiconductors & Semiconductor Equipment	—	1,311,959	—	1,311,959
Specialty Retail	—	329,546	—	329,546
Textiles, Apparel & Luxury Goods	—	628,797	—	628,797
Transportation Infrastructure	—	929,207	—	929,207
Wireless Telecommunication Services	—	671,316	—	671,316
All Other Common Stocks*	1,595,621	—	—	1,595,621
Warrant	1,090	—		1,090
Total Investments	$3,539,068	$26,120,572	$—	$29,659,640

Emerging Markets Great Consumer Fund
Common Stocks
Automobiles	$—	$8,020,369	$—	$8,020,369
Beverages	—	1,709,094	—	1,709,094
Chemicals	—	4,558,503	—	4,558,503
Food & Staples Retailing	3,627,508	542,030	—	4,169,538
Food Products	3,693,105	13,081,559	—	16,774,664
Health Care Providers & Services	—	7,661,339	—	7,661,339
Hotels, Restaurants & Leisure	2,368,909	4,921,954	—	7,290,863
Household Products	—	5,495,946	—	5,495,946
Insurance	3,124,119	18,130,915	—	21,255,034
Internet Software & Services	13,160,571	13,020,489	—	26,181,060
Media	—	4,399,256	—	4,399,256
Multiline Retail	—	203,834	—	203,834
Personal Products	—	7,352,711	—	7,352,711
Pharmaceuticals	—	31,212,493	—	31,212,493
Real Estate Management & Development	2,971,165	3,534,697	—	6,505,862
Specialty Retail	—	7,457,190	—	7,457,190
Technology Hardware, Storage & Peripherals	—	4,090,732	—	4,090,732
Textiles, Apparel & Luxury Goods	—	4,911,859	—	4,911,859
All Other Common Stocks*	25,215,011	—	—	25,215,011
Preferred Stock*	2,503,648	—		2,503,648
Warrant	29,478	—	—	29,478
Total Investments	$56,693,514	$140,304,970	$—	$196,998,484

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2015

	Level 1	Level 2	Level 3	Total Investments
Asia Great Consumer Fund
Common Stocks
Automobiles	$—	$6,365,229	$—	$6,365,229
Chemicals	—	3,630,962	—	3,630,962
Food & Staples Retailing	—	431,443	—	431,443
Food Products	—	10,558,550	—	10,558,550
Health Care Providers & Services	—	4,011,044	—	4,011,044
Hotels, Restaurants & Leisure	—	3,972,843	—	3,972,843
Household Products	—	4,401,693	—	4,401,693
Insurance	—	12,244,221	—	12,244,221
Internet & Catalog Retail	8,384,127	—	—	8,384,127
Internet Software & Services	7,551,595	10,452,533	—	18,004,128
Multiline Retail	—	124,584	—	124,584
Personal Products	—	5,417,596	—	5,417,596
Pharmaceuticals	—	23,006,381	—	23,006,381
Specialty Retail	—	4,184,561	—	4,184,561
Technology Hardware, Storage & Peripherals	—	3,291,950	—	3,291,950
Textiles, Apparel & Luxury Goods	—	3,817,774	—	3,817,774
Warrant	8,870	—		8,870
Total Investments	$15,944,592	$95,911,364	$—	$111,855,956

Global Great Consumer Fund
Common Stocks
Air Freight & Logistics	$—	$316,688	$—	$316,688
Automobiles	635,549	354,578	—	990,127
Beverages	204,431	795,442	—	999,873
Food & Staples Retailing	317,728	210,515	—	528,243
Hotels, Restaurants & Leisure	996,449	256,308	—	1,252,757
Insurance	—	345,336	—	345,336
Internet & Catalog Retail	—	426,982	—	426,982
Internet Software & Services	465,499	386,213	—	851,712
IT Services	656,050	414,415	—	1,070,465
Pharmaceuticals	1,077,247	1,624,938	—	2,702,185
Specialty Retail	—	363,346	—	363,346
Tobacco	—	323,709	—	323,709
All Other Common Stocks*	2,963,536	—	—	2,963,536
Rights	—	41	—	41
Total Investments	$7,316,489	$5,818,511	$—	$13,135,000

Global Dynamic Bond Fund
Corporate Bonds	$—	$335,947	$—	$335,947
Exchange Traded Funds	1,048,260	—	—	1,048,260
Foreign Bond	—	113,669	—	113,669
U.S. Treasury Obligations	—	500,293	—	500,293
Yankee Dollar Bonds	—	9,280,130	—	9,280,130
Total Investments	$1,048,260	$10,230,039	$—	$11,278,299

*	For detailed industry classifications, see accompanying schedules of portfolio investments.

For the period ended April 30, 2015, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value. The Trust recognizes transfers between fair value hierarchy levels at the reporting period end.

Transfers that occurred from Level 1 to Level 2 on recognition dates due to application of systematic fair value procedures affecting certain international portfolio holdings, and transfers that occurred from Level 2 to Level 1 on recognition dates due to application of systematic fair value procedures affecting certain international portfolio holdings no longer being required are as follows:

	Transfers from Level 1 to Level 2	Transfers from Level 2 to Level 1
Emerging Markets Fund	$2,469,029	$—
Asia Fund	8,510,946	—
Emerging Markets Great Consumer Fund	42,851,169	1,642,588
Asia Great Consumer Fund	34,217,283	—
Global Great Consumer Fund	1,532,955	—

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2015

Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. Non-U.S. dollar denominated amounts are translated into U.S. dollars as follows, with the resultant exchange gains and losses recorded in the Statements of Operations:

i)   value of investment securities and other assets and liabilities at the exchange rate on the valuation date; and

ii)   purchases and sales of investment securities and income and expenses at the exchange rate prevailing on the respective date of such transactions.

The Funds do not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments.

Investment income from non-U.S. sources received by a Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties. The Funds may be subject to foreign taxes on gains in investments or currency repatriation. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Investment Transactions and Related Income

Throughout the reporting period, investment transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds.

Allocations

Expenses directly attributable to a Fund are charged to that Fund, while expenses which are attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or another reasonable basis.

The investment income, expenses (other than class specific expenses charged to a class), realized and unrealized gains and losses on investments of a Fund are allocated to each class of shares based upon relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Distributions to Shareholders

Each of the Funds (except the Global Dynamic Bond Fund) intends to declare and distribute net investment income at least annually, if any. The Global Dynamic Bond Fund declares and distributes dividends from net investment income on a monthly basis. In addition, each Fund intends to distribute net realized capital gains, if any, annually.

The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net ordinary loss, distribution reclassification, certain gain/loss and certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences (e.g., wash sales, tax treatment of passive foreign investment companies (PFICs)) do not require a reclassification. To the extent distributions to shareholders from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Redemption Fee

Prior to August 28, 2014, a redemption fee of 2.00% was charged and recorded as capital for any shares redeemed after being held for less than 60 days. This fee did not apply to shares that were acquired through reinvestment of dividends or distributions. Effective August 28, 2014 the redemption fee is no longer charged. Redemption fees collected during the years ended April 30, 2015 and April 30, 2014, respectively, are reflected on the Statements of Changes in Net Assets as "Redemption Fees".

Federal Income Taxes

Each Fund intends to qualify each year as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. Each Fund intends to make timely distributions in order to avoid tax liability.

Management of the Funds has evaluated tax positions taken or expected to be taken in the course of preparing each Fund's tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Tax positions taken in previous tax years remain subject to examination by tax authorities (generally three years for federal income tax purposes). The determination has been made that there are no uncertain tax positions that would require the Funds to record a tax liability and, therefore, there is no impact to the Funds' financial statements.

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2015

3.  Derivatives

Futures Contracts

The Global Dynamic Bond Fund may engage in transactions in futures contracts, which are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. The Fund may enter into futures contracts in an effort to hedge against market risks. In addition, the Global Dynamic Bond Fund may enter into currency forward futures contracts, which are financial contracts to trade a specific foreign currency at an agreed exchange rate at a future date, generally under a standing binding agreement which may be traded on U.S. and non-U.S. exchanges. A currency forward futures contract will generally reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased.

Upon purchasing or selling a futures contract, the Fund is required to deposit collateral (“margin”) equal to a percentage (generally less than 10%) of the contract value. Each date thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day, or be entitled to a payment representing any profit experienced as a result of the futures position the prior day.

The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the inability of the Manager to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations. During the year ended April 30, 2015 the Global Dynamic Bond Fund had limited activity in these transactions.

During the year ended April 30, 2015, the effect of derivative instruments on the Fund’s Statements of Operations were as follows:

Realized Gain(Loss) on Derivatives Recognized as a Result from Operations
Net Realized Gains (Losses) on Futures Contracts
Global Dynamic Bond Fund
Interest Rate Risk Exposure	$(3,885)

4.  Transactions with Affiliates and other Servicing Arrangements

The Trust, on behalf of each Fund, has entered into an Investment Management Agreement between the Manager and the Trust (the "Investment Management Agreement"). Under this agreement, each Fund pays the Manager a fee at an annualized rate of the average daily net assets of each Fund as listed below:

Emerging Markets Fund	1.05%
Asia Fund	1.00%
Emerging Markets Great Consumer Fund	1.05%
Asia Great Consumer Fund	1.00%
Global Great Consumer Fund	0.95%
Global Dynamic Bond Fund	0.65%

The Manager, with respect to each of Emerging Markets Fund, Asia Fund, Emerging Markets Great Consumer Fund and Asia Great Consumer Fund, has entered into a sub-management agreement with Mirae Asset Global Investments (Hong Kong) Ltd. (“Mirae Asset Hong Kong” or the “Sub-Manager”) to manage all or a portion of the investments of each Fund.

The Manager has contractually agreed to waive advisory expenses and otherwise reimburse expenses of the Funds in order to limit the annual operating expenses (excluding interest expense, taxes, brokerage commissions, acquired fund fees and expenses and certain other Fund expenses) through August 31, 2015 as follows:

Emerging Markets Fund Class A	1.70%	*	Asia Great Consumer Fund Class A	1.70%	***
Emerging Markets Fund Class C	2.45%	*	Asia Great Consumer Fund Class C	2.45%	***
Emerging Markets Fund Class I	1.45%	*	Asia Great Consumer Fund Class I	1.45%	***

Asia Fund Class A	1.70%		Global Great Consumer Fund Class A	1.65%	***
Asia Fund Class C	2.45%		Global Great Consumer Fund Class C	2.40%	***
Asia Fund Class I	1.45%		Global Great Consumer Fund Class I	1.40%	***

Emerging Markets Great Consumer Fund Class A	1.70%	**	Global Dynamic Bond Fund Class A	1.15%
Emerging Markets Great Consumer Fund Class C	2.45%	**	Global Dynamic Bond Fund Class C	1.90%
Emerging Markets Great Consumer Fund Class I	1.45%	**	Global Dynamic Bond Fund Class I	0.90%

*	Limit in effect as of August 28, 2014. Prior to that date, the expense limitation for this share class was 0.05% higher than that stated above.
**	Limit in effect as of August 28, 2014. Prior to that date, the expense limitation for this share class was 0.15% higher than that stated above.
***	Limit in effect as of August 28, 2014. Prior to that date, the expense limitation for this share class was 0.10% higher than that stated above.

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2015

Additionally, pursuant to the expense limitation agreement, each Fund has agreed to repay amounts waived or reimbursed by the Manager with respect to such Fund for a period of up to three fiscal years after such waiver or reimbursement was made. Such repayments are subject to approval by the Board, and are permissible to the extent such repayments would not cause the expenses of a Fund to exceed the limits described above. As of April 30, 2015, the repayments that may potentially be made by the Funds are as follows:

	Expires 4/30/16	Expires 4/30/17	Expires 4/30/18	Total
Emerging Markets Fund	$369,558	$278,620	$238,162	$886,340
Asia Fund	335,878	271,955	251,202	859,035
Emerging Markets Great Consumer Fund	463,112	517,181	359,080	1,339,373
Asia Great Consumer Fund	333,094	274,619	245,334	853,047
Global Great Consumer Fund	213,482	211,584	174,323	599,389
Global Dynamic Bond Fund	270,261	232,755	172,222	675,238

Citi Fund Services Ohio, Inc. ("Citi"), a wholly owned subsidiary of Citibank, N.A., serves as the Trust's administrator, transfer agent and fund accounting agent and receives fees for such services in accordance with a master services agreement with the Trust, on behalf of the Funds. Effective March 31, 2015, transfer agent services are provided under the terms of a separate transfer agency services agreement with Citi. The transfer agency services agreement, in turn, was assigned to SunGard Investor Services LLC ("SIS"), effective March 31, 2015. The transfer agency services, and fees charged for such services, are unchanged as a result of the separate agreement or the assignment to SIS.

Citi also receives fees for certain additional services and reimbursement for out-of-pocket expenses. Citibank, N.A. serves as custodian for the Funds. For its services as custodian, the Funds pay Citibank, N.A. a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges. Such percentages vary by the jurisdiction in which the assets are held.

The Funds have an uncommitted $5,000,000 demand line of credit facility with Citibank, N.A.; borrowings under this facility bear interest at rates determined at the time of such borrowings, if any. There were no borrowings under the facility during the year ended April 30, 2015.

Funds Distributor, LLC (the "Distributor") serves as the distributor of each Fund. The Trust, on behalf of each Fund, has adopted plans with respect to Class A and Class C Shares that allow each Fund to pay distribution fees for marketing, distribution and sale of those share classes under Rule 12b-1 of the 1940 Act, and shareholder servicing fees for certain services provided to its shareholders. Class A Shares pay a 12b-1 fee at an annual rate of 0.25% of average daily net assets. Class C Shares pay a 12b-1 fee at an annual rate of 1.00% of average daily net assets. The Distributor may use up to 0.25% for shareholder servicing of Class C Shares and up to 0.75% may be used for distribution of Class C Shares. The distributor received commissions from the sale of Class A and Class C Shares of the Funds during the year ended April 30, 2015 as follows:

	Class A	Class C
Emerging Markets Fund	$484	$–
Asia Fund	21	–
Emerging Markets Great Consumer Fund	15,707	–
Asia Great Consumer Fund	7,052	–
Global Great Consumer Fund	385	–

For the year ended April 30, 2015, the brokerage commissions paid by each Fund to broker/dealers affiliated with the Manager on the execution of each Fund's purchases and sales of portfolio investments are as follows:

	Name of Affiliate Broker/Dealer	Aggregate Amount of Brokerage Commissions Paid to Affiliate
Emerging Markets Fund	Mirae Asset Securities (Hong Kong) Ltd.	$2,368
Asia Fund	Mirae Asset Securities (Hong Kong) Ltd.	2,869
Emerging Markets Great Consumer Fund	Mirae Asset Securities (Hong Kong) Ltd.	11,992
Asia Great Consumer Fund	Mirae Asset Securities (Hong Kong) Ltd.	7,720
Global Great Consumer Fund	Mirae Asset Securities (Hong Kong) Ltd.	1,801
	Mirae Asset Securities (Korea) Ltd.	829
	Mirae Asset Securities (USA) Inc.	35

Under the Fund Compliance and AML Services Agreement with the Trust, Foreside Compliance Services, LLC, an affiliate of the Distributor, provides a Chief Compliance Officer ("CCO") and an Anti-Money Laundering Compliance Officer as well as certain additional compliance support functions. Expenses incurred by each Fund are reflected on the Statements of Operations as "Compliance services fees".

Certain officers and Trustees of the Trust are officers of the Manager or Citi and receive no compensation from the Funds for such services.

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2015

5.  Securities Transactions

The cost of security purchases and the proceeds from the sale of securities (excluding securities maturing less than one year from acquisition) during the year  ended April 30, 2015 were as follows:

	Purchases	Sales
Emerging Markets Fund	$14,177,319	$20,378,927
Asia Fund	29,945,994	15,735,727
Emerging Markets Great Consumer Fund	166,955,846	90,397,525
Asia Great Consumer Fund	93,792,360	15,791,347
Global Great Consumer Fund	7,333,023	9,595,711
Global Dynamic Bond Fund	7,420,360	7,362,627

The cost of U.S. government security purchases and the proceeds from the sale of U.S. government securities (excluding securities maturing less than one year from acquisition) during the year ended April 30, 2015 were as follows:

	Purchases	Sales
Global Dynamic Bond Fund	$4,506,092	$6,553,927

6.  Investment Risks

Asset Allocation Risk

The Fund’s ability to achieve its investment objective will depend, in part on the investment manager’s ability to select the best asset allocation of assets across the various developed and emerging markets. There is a risk that the investment manager's evaluations and assumptions may be incorrect in view of actual market condition.

Equity Securities Risk

Equity securities include common and preferred stocks. Stock markets are volatile. The value of equity securities is affected by changes in a company's financial condition and overall market and economic conditions. Preferred stock may be subject to optional or mandatory redemption provisions.

Credit Risk

The issuer of a fixed income security or the counterparty to a contract, such as swaps or other derivatives, may become unable or unwilling to meet its financial obligations. Various market participants, such as rating agencies or pricing services, also may affect the security by downgrading the credit of the issuer of the security, which may decrease the value.

Exchange-Traded Funds (ETFs) Risk

The Fund may invest in bond ETFs, which generally are passive investment vehicles. When the Fund purchases shares of an ETF, shareholders will bear both their proportionate share of the Fund's expenses and, indirectly, a portion of the ETF’s expenses.

Fixed Income Securities Risk

Bonds tend to experience smaller fluctuations in value than equity securities. However, investors in any bond fund should anticipate fluctuations in price, especially for longer term issues and in environments of rising interest rates.

Foreign Securities Risk

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; imposition of additional taxes; trading, settlement, custodial and other operational risks; and risk arising from the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Emerging Markets Risks

The risks of foreign investments are typically greater in less developed countries. Risks of investment in developing or emerging economies and markets include (i) less social, political, and economic stability; (ii) the smaller size of the securities markets and the lower volume of trading, which may result in a lack of liquidity and in great price volatility; (iii) certain national policies that may restrict the Funds' investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests, or expropriation or confiscation of assets or property, which could result in the Funds' loss of their entire investment in that market; (iv) less developed legal and regulatory structures governing private or foreign investment or allowing for judicial redress for injury to private property; (v) inaccurate, incomplete or misleading financial information on companies in which the Funds invest; (vi) securities of companies may trade at prices not consistent with traditional valuation measures; (vii) limitations on foreign ownership, which may impact the price of a security purchased or held by the Funds; and (viii) higher levels of inflation, deflation or currency devaluation relative to more developed markets.

Concentration Risk

Concentration risk results from maintaining exposure to a limited number of issuers, industries, market sectors, countries or geographical regions. A fund that concentrates its investments will be more susceptible to risks associated with that concentration and will be more sensitive to adverse impact from credit risk relating to such issuers than a fund that is more diversified. Funds that focus their investments in particular countries or geographic regions may be particularly susceptible to economic, political or regulatory events affecting those countries or regions. These Funds may be more volatile than a more geographically diversified fund. The Schedule of Portfolio Investments provides information on each Fund's holdings, including industry and/or geographical composition, as relevant.

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2015

Non-Diversification Risk

The Global Dynamic Bond Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.

7.  Federal Income Tax Information

At April 30, 2015, the Funds had net capital loss carryforwards ("CLCFs") for federal income tax purposes which are available to reduce the future capital gain distributions to shareholders. Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward for an unlimited period capital losses incurred in taxable years beginning after December 22, 2010. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, pre-enactment CLCFs may have an increased likelihood of expiring unused. Additionally, post-enactment CLCFs will retain their character as short-term or long-term capital losses rather than being considered all short-term under previous law.

CLCFs originating in the current tax year and not subject to expiration:

	Short Term Amount	Long Term Amount	Total
Global Dynamic Bond Fund	$84,284	$–	$84,284

During the year ended April 30, 2015, the following Funds utilized CLFSs to offset realized capital gains:

Amount
Emerging Markets Fund	$2,176,792
Emerging Markets Great Consumer Fund	1,521,470
Asia Great Consumer Fund	349,555
Global Dynamic Bond Fund	60,168

Under current tax law, capital losses and net investment losses realized after October 31 and December 31, respectively, of a Fund's fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Funds’ deferred losses are as follows:

	Post October Loss Deferred	Post October Currency Loss Deferred and Late Year Ordinary Loss Deferred	Total
Emerging Markets Fund	$701,938	$54,205	$756,143
Emerging Markets Great Consumer Fund	5,688,617	657,791	6,346,408
Asia Great Consumer Fund	–	428,783	428,783
Global Great Consumer Fund	–	7,583	7,583

As of April 30, 2015, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments as indicated:

	Accumulated Net Investment Income	Accumulated Net Realized Gains	Paid in Capital
Emerging Markets Fund	$(72,100)	$72,100	$–
Asia Fund	65,708	(65,708)	–
Emerging Markets Great Consumer Fund	157,682	(157,683)	1
Asia Great Consumer Fund	107,504	95,382	(202,886)
Global Great Consumer Fund	(21,513)	21,513	–
Global Dynamic Bond Fund	(69,925)	69,927	(2)

The tax character of distributions paid to shareholders during the tax year ended April 30, 2015 were as follows:

	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Return of Capital	Distributions In Excess of Earnings	Total Distributions Paid
Asia Fund	$309,017	$1,355,564	$1,664,581	$–	$–	$1,664,581
Emerging Markets Great Consumer Fund	–	726,752	726,752	–	–	726,752
Asia Great Consumer Fund	–	561,983	561,983	–	–	561,983
Global Great Consumer Fund	115,122	1,294,768	1,409,890	–	–	1,409,890
Global Dynamic Bond Fund	268,936	–	268,936	12,018	–	280,954

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2015

The tax character of distributions paid to shareholders during the tax year ended April 30, 2014 were as follows:

	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
Emerging Markets Fund	$13,439	$–	$13,439	$13,439
Asia Fund	–	155,393	155,393	155,393
Global Great Consumer Fund	–	83,014	83,014	83,014
Global Dynamic Bond Fund	335,459	37,581	373,040	373,040

As of April 30, 2015, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficit)
Emerging Markets Fund	$–	$–	$–	$(756,143)	$966,386	$210,243
Asia Fund	300,569	1,121,286	1,421,855	–	1,600,840	3,022,695
Emerging Markets Great Consumer Fund	–	–	–	(6,346,408)	25,790,515	19,444,107
Asia Great Consumer Fund	–	1,166,469	1,166,469	(428,783)	13,993,631	14,731,317
Global Great Consumer Fund	–	366,817	366,817	(7,583)	2,197,682	2,556,916
Global Dynamic Bond Fund	–	–	–	(84,284)	431,333	347,049

At April 30, 2015, the tax cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Markets Fund	$9,747,159	$1,517,893	$(542,635)	$975,258
Asia Fund	28,050,609	2,391,266	(782,235)	1,609,031
Emerging Markets Great Consumer Fund	171,038,762	32,559,484	(6,599,762)	25,959,722
Asia Great Consumer Fund	97,787,925	16,944,400	(2,876,369)	14,068,031
Global Great Consumer Fund	10,929,005	2,359,670	(153,675)	2,205,995
Global Dynamic Bond Fund	10,846,767	457,965	(26,433)	431,532

8.  Control Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumptions of control of the Fund, under section 2(a)(9) of the 1940 Act. As of April 30, 2015, the Funds have individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), and representing ownership as follows:

Beneficial Ownership
Emerging Markets Fund	49%
Asia Fund	38%
Emerging Markets Great Consumer Fund	49%
Asia Great Consumer Fund	26%
Global Great Consumer Fund	56%
Global Dynamic Bond Fund	80%

9.  Subsequent Events

Management evaluated subsequent events through the date these financial statements were issued and concluded no such events require recognition or disclosure in these financial statements.

Mirae Asset Discovery Funds
April 30, 2015

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of the Mirae Asset Discovery Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of the Mirae Asset Discovery Funds (the “Funds”) comprised of the Emerging Markets Fund, Asia Fund, Emerging Markets Great Consumer Fund, Asia Great Consumer Fund, Global Great Consumer Fund, and Global Dynamic Bond Fund as of April 30, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years or periods then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of April 30, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mirae Asset Discovery Funds as of April 30, 2015, the results of their operations for the period then ended, the changes in their net assets for each of the two years then ended, and financial highlights for each of the five years or periods then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

June 26, 2015

Mirae Asset Discovery Funds
Supplemental Information (unaudited)	April 30, 2015

Additional Federal Income Tax Information

For the year ended April 30, 2015, the following Funds paid qualified dividend income for purposes of reduced individual federal tax rates of:

Amount
Global Great Consumer Fund	75.55%

For corporate shareholders the percentage of the total ordinary income dividends paid during the fiscal year ended April 30, 2015, qualify for the corporate dividends received deductions for the following Funds:

Amount
Global Great Consumer Fund	35.47%

For the fiscal year ended April 30, 2015, the following Funds designated short-term capital gain distributions in the following amounts:

Amount
Asia Fund	$309,017
Global Great Consumer Fund	115,122

For the fiscal year ended April 30, 2015, the following Funds designated long-term capital gain distributions in the following amounts:

Amount
Asia Fund	$1,355,564
Emerging Markets Great Consumer Fund	726,752
Asia Great Consumer Fund	561,983
Global Dynamic Bond Fund	1,294,768

Mirae Asset Discovery Funds
Trustees and Officers (unaudited)	April 30, 2015

Board of Trustees:
Name and Date of Birth*	Position(s) Held with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held

Independent Trustees:
Enrique R. Arzac (1941)	Trustee and Chairman of the Audit Committee	2010 to present	Professor of Finance and Economics at the Graduate School of Business, Columbia University since 1971.	6

Director of The Adams Express Company; Director of Petroleum and Resources Corporation; Director of Credit Suisse Asset Management Funds (two closed-end and three open-end investment companies); Director of Aberdeen Asset Management-advised Funds (six closed-end investment companies); Director of Starcomms PLC (telecommunications company) from 2008 to 2011.Director of Epoch Holding Corporation (an investment management and investment advisory services company) from 2006 to 2013.

John F. McNamara (1942)	Trustee and Chairman of the Board	2010 to present	Retired	6	Director of Chirin Capital (hedge fund) from June 2004 to July 2011; Director of Progress Capital (hedge fund) from June 2005 to July 2011.

Keith M. Schappert (1951)	Trustee and Chairman of the Nominating and Governance Committee	2010 to present	President of Schappert Consulting LLC since March 2008; Vice Chairman of One Capital Management from March 2008 to October 2008.	6

Director of Metropolitan Series Fund, Inc. (investment management); Director of The Commonfund (investment management); Director of Calamos Asset Management, Inc.(investment management); Director of Trilogy Global Advisors from December 2009 to December 2011 (investment management); Director Soleil Securities from March 2008 to May 2009 (investment research).

Interested Trustee:
Peter Graham (1964)	Trustee	2013 to present	Chief Executive Officer of Mirae Asset Global Investments (USA) LLC since March 2013 and Head of Product Development & Marketing since November 2009.	6	None

Officers:

Name and Date of Birth*	Position(s) Held with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years

Peter Graham (1964)	President	2011 to present	Chief Executive Officer of Mirae Asset Global Investments (USA) LLC since March 2013 and Head of Product Development & Marketing since November 2009;

Robert Shea (1966)	Secretary	March 2013 to present

Chief Operating Officer of Mirae Asset Global Investments (USA) LLC since March 2013 and Head of Finance and Operations from July 2009 to March 2013. Chief Financial Officer of Gradient Partners, LP from September 2004 to June 2009.

Joel Engle (1965)	Treasurer	2010 to present	Senior Vice President of Citi Fund Services Ohio, Inc. since December 2007.

Patrick Keniston (1964)	Chief Compliance Officer	2010 to present	Director of Foreside Compliance Services, LLC since October 2008; Counsel of Citi Fund Services from March 2005 to October 2008.

*  The business address of each Trustee and Officer is 1350 Avenue of the Americas, 33rd Floor, New York, NY 10019.

The Funds’ Statement of Additional Information (“SAI”) contains additional information about the Trust’s Trustees and officers. The SAI is available without charge, upon request, by calling toll-free (888) 335-3417 or at http://investments.miraeasset.us.

Mirae Asset Discovery Funds

To Make Investments

Regular Mail:	Mirae Asset Discovery Funds P.O. Box 183165 Columbus, Ohio 43218-3165

Express, Registered or Certified Mail:	Mirae Asset Discovery Funds 3435 Stelzer Road Columbus, Ohio 43219

Phone Number:	(888) 335-3417

This report is submitted for the general information of the shareholders of the Mirae Asset Discovery Funds (the "Trust"). It is not authorized for the distribution to prospective investors unless preceded or accompanied by an effective prospectus. To receive the most recent month end performance information for each Fund, visit http://investments.miraeasset.us.

A description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free (888) 335-3417; and on the Securities and Exchange Commission's (the “Commission”) website at sec.gov. Information regarding how each Fund (or the Funds) voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (888) 335-3417, and on the Trust's website at http://investments.miraeasset.us.

The Trust files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Funds in this report are available, free of charge, on the Commission's website at sec.gov, or may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Mirae Asset Discovery Funds are distributed by Funds Distributor, LLC.

04/15

Item 2. Code of Ethics.

(a)

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12 (a)(1).

(b)

During the period covered by the report, with respect to the Registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1)	The Registrant’s board of directors has determined that the Registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2)	The audit committee financial expert is Enrique R. Arzac, who is “independent” for purposes of this Item 3 of Form N-CSR. Mr. Arzac was appointed to the board effective 2010.

Item 4. Principal Accountant Fees and Services.

For the fiscal years ended April 30, 2014 and April, 30 2015, the aggregate fees billed by Ernst & Young LLP for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year for the Registrant are shown in the tables below.

(a)	Audit Fees:

	2014	$72,960
	2015	$75,150

	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:

	2014	$0
	2015	$0

(c)	Tax Fees:

	2014	$20,790
	2015	$21,390

Represents the aggregate tax fee billed for professional services rendered by Ernst & Young, LLP for tax compliance, tax advice and tax planning. Such tax services included the review of income and excise tax returns for the Registrant. Tax fees for 2014 and 2015 are for recurring fees for the preparation of the federal and state tax returns and procedures performed relating to the Registrant’s analysis of complex securities.

(d)	All Other Fees:

	2014	$0
	2015	$0

For the fiscal years ended April 30, 2015 and April 30, 2014, there were no fees billed for professional services rendered by Ernst & Young LLP to the Registrant, other than the services reported in (a) through (c) of this item.

(e)(1)

Except as permitted by Rule 2-01 (c)(7)(i)(c) of Regulation S-X, the Mirae Asset Discovery Funds’ Audit Committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the Funds. Prior to the commencement of any audit or non-audit services to a Fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2)	None of the services summarized in (b)-(d) above, were approved by the Audit Committee pursuant to Rule 2-01 (c)(7)(i)(c) of Regulation S-X.

(f)	Not applicable

(g)

(g) For the fiscal years ended April 30, 2015 and April 30, 2014, the Aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Advisers and any entity controlling, controlled by, or under common control with the Advisers that provided ongoing services to the Registrant were $xx and $20,790, respectively.

(h)	Not applicable

Item 5.

 Audit Committee of Listed Registrants.

Not applicable.

Item 6.

 Schedule of Investments.

(a)	Included as part of report to stockholders under Item 1.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

The Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The Registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached hereto.

(a)(2)

Separate certifications by the Registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached hereto.

(a)(3)	Not applicable.

(b)

A certification by the Registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Mirae Asset Discovery Funds

By (Signature and Title)	/s/ Peter Graham
Peter Graham, President and Principal Executive Officer

Date	July 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Peter Graham
Peter Graham, President and Principal Executive Officer

Date	July 2, 2015

By (Signature and Title)	/s/ Joel B. Engle
Joel B. Engle, Treasurer and Principal Financial and Accounting Officer

Date	July 2, 2015